DOCUMENT AND ENTITY INFORMATION	9 Months Ended
Sep. 30, 2011
Document Type	S-1
Amendment Flag	false
Document Period End Date	Sep 30, 2011
Entity Registrant Name	THERMOENERGY CORP
Entity Central Index Key	0000884504
Entity Filer Category	Smaller Reporting Company

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash	$ 1,807	$ 4,299	$ 1,109
Accounts receivable, net	227	1,043	7
Costs in excess of billings	329	0
Inventories, net	134	65	74
Other current assets	1,154	289	205
Total Current Assets	3,651	5,696	1,395
Property and equipment, net	568	560	241
Other assets	58	61	74
Total Assets	4,277	6,317	1,710
LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Accounts payable	1,820	722	812
Convertible debt in default			4,133
Accrued payroll taxes	687	1,470	4,972
Billings in excess of costs	3,234	1,880
Deferred revenue			398
Other current liabilities	1,426	1,995	1,708
Total Current Liabilities	7,167	6,067	12,023
Long Term Liabilities:
Deferred compensation retirement plan for officers, net of current portion			229
Derivative liability	2,186	2,852	2,559
Convertible debt	1,515	8,892	1,370
Other long term liabilities	222	180
Total Long Term Liabilities	3,923	11,924	4,158
Total Liabilities	11,090	17,991	16,181
Stockholders' Deficiency:
Common Stock Value	57	55	54
Additional paid-in capital	96,024	79,345	66,711
Accumulated deficit	(102,989)	(91,118)	(81,268)
Treasury stock value	(18)	(18)	0
Total ThermoEnergy Corporation Stockholders' Deficiency	(6,807)	(11,674)	(14,471)
Noncontrolling interest	(6)	0
Total Stockholders' Deficiency	(6,813)	(11,674)	(14,471)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY	4,277	6,317	1,710
Series A Convertible Preferred Stock [Member]
Stockholders' Deficiency:
Preferred Stock Value	2	2	2
Series B Convertible Preferred Stock [Member]
Stockholders' Deficiency:
Preferred Stock Value	$ 117	$ 60	$ 30

CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $)	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Preferred stock, shares authorized	30,000,000	20,000,000	20,000,000
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	425,000,000	300,000,000	300,000,000
Common stock, shares issued	56,867,098	55,681,918	53,763,270
Common stock, shares outstanding	56,867,098	55,681,918	53,679,473
Treasury stock, shares	133,797	133,797	83,797
Series A Convertible Preferred Stock [Member]
Preferred stock, liquidation value per share (in dollars per share)	$ 1.2	$ 1.2	$ 1.2
Preferred stock, shares authorized	208,334	10,000,000	10,000,000
Preferred stock, shares issued	208,334	208,334	208,334
Preferred stock, shares outstanding	208,334	208,334	208,334
Series B Convertible Preferred Stock [Member]
Preferred stock, liquidation value per share (in dollars per share)	$ 2.4	$ 2.4	$ 2.4
Preferred stock, shares authorized	12,000,000	6,454,621	4,371,287
Preferred stock, shares issued	11,664,993	5,968,510	3,037,954
Preferred stock, shares outstanding	11,664,993	5,968,510	3,037,954

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended		9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Revenue	$ 1,193	$ 641	$ 3,575	$ 2,054	$ 2,874	$ 4,016
Less: cost of revenue	1,073	612	3,321	1,923	2,775	4,013
Gross profit	120	29	254	131	99	3
Operating Expenses:
General and administrative	897	1,398	3,592	3,851	4,048	3,915
Engineering, research and development	132	122	259	559	466	916
Sales and marketing	561	299	1,699	900	1,168	533
Option expense					2,066	663
Total operating expenses	1,590	1,819	5,550	5,310	7,748	6,027
Loss from operations	(1,470)	(1,790)	(5,296)	(5,179)	(7,649)	(6,024)
Other income (expense):
Warrant expense	(1,799)	0	(1,799)	0	(107)	(1,925)
Gain on payroll tax settlement					2,263	0
Derivative liability income (loss)	(653)	2,635	403	(321)	(293)	937
Loss on extinguishment of debt	(2,042)	(614)	(2,042)	(614)	(614)	(3,285)
Interest and other expense, net	(263)	(1,150)	(2,751)	(2,311)	(3,376)	(2,687)
Equity in losses of joint venture	(117)	(3)	(386)	(67)	(74)	0
Total other income (expense)					(2,201)	(6,960)
Net loss	(6,344)	(922)	(11,871)	(8,492)	(9,850)	(12,984)
Net loss attributable to noncontrolling interest	17	0	57	0
Net loss attributable to ThermoEnergy Corporation	(6,327)	(922)	(11,814)	(8,492)	(9,850)	(12,984)
Deemed dividend on Series B Convertible Preferred Stock	(4,045)	(6,900)	(4,271)	(6,900)	(6,900)	(2,749)
Net loss attributable to ThermoEnergy Corporation common stockholders	$ (10,372)	$ (7,822)	$ (16,085)	$ (15,392)	$ (16,750)	$ (15,733)
Net loss per share attributable to ThermoEnergy Corporation common stockholders, basic and diluted (in dollars per share)	$ (0.18)	$ (0.15)	$ (0.28)	$ (0.29)	$ (0.31)	$ (0.3)
Weighted average shares used in computing loss per share, basic and diluted (in shares)	56,867,098	53,679,473	56,506,905	53,679,473	54,041,586	52,742,611

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY) (USD $) In Thousands	Series A Convertible Preferred Stock [Member]	Series B Convertible Preferred Stock [Member]	Common Stock [Member]	Additional Paid-In Capital [Member]	Accumulated Deficit [Member]	Treasury Stock [Member]	Noncontrolling Interest [Member]	Total
Balance (Deficit) at Dec. 31, 2008	$ 2	$ 0	$ 50	$ 58,810	$ (68,284)	$ 0	$ (1,662)	$ (11,084)
Cumulative effect of change in accounting principle				(3,195)				(3,195)
Stock options issued to officers, directors and employees				663				663
Modification of warrants				1,793				1,793
Warrants issued for services				46				46
Common Stock issued for interest payments (313,005 shares)				109				109
Common Stock issued for services				188				188
Common Stock issued for cash (1,428,571 shares at $0.35 per share)			2	498				500
Issued 435,442 shares of Common Stock and warrants to acquire CASTion's noncontrolling interest			1	268				269
Purchase of CASTion shares from noncontrolling interest				(2,282)			1,662	(620)
Warrants and beneficial conversion feature issued with convertible notes and Series B Convertible Preferred Stock				4,211				4,211
Convertible Note and accrued interest converted to Common Stock			1	576				577
Convertible Notes and accrued interest converted to Series B Convertible Preferred Stock (2,454,621 shares at $2.40 per share), net of value of acquired beneficial conversion features		24		3,632				3,656
Series B Convertible Preferred Convertible Stock issued for cash (583,333 shares at $2.40 per share)		6		1,394				1,400
Net Loss					(12,984)			(12,984)
Balance (Deficit) at Dec. 31, 2009	2	30	54	66,711	(81,268)	0	0	(14,471)
Stock options issued to officers, directors and employees				2,066				2,066
Common Stock issued for services				54				54
Convertible Note and accrued interest converted to Common Stock			1	432				433
Short term borrowings and accrued interest converted to Series B Convertible Preferred Stock (791,668 shares at $2.40 per share)		8		1,892				1,900
Series B Convertible Preferred Stock and warrants issued for cash, net of issuance costs of $375 (2,083,334 shares at $2.40 per share)		21		4,604				4,625
Series B Convertible Preferred Stock and warrants issued for settlement with Convertible note holders (55,554 shares at $2.40 per share)		1		533				534
Beneficial conversion features recognized upon issuance of short term borrowings				3,053				3,053
Receipt of treasury stock (50,000 shares at $0.35 per share)						(18)		(18)
Net Loss					(9,850)			(9,850)
Balance (Deficit) at Dec. 31, 2010	$ 2	$ 60	$ 55	$ 79,345	$ (91,118)	$ (18)	$ 0	$ (11,674)

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY) [Parenthetical] (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Common Stock issued for interest payments (in shares)		313,005
Common Stock issued for services (in shares)	200,000	345,000
Common Stock issued for cash (in shares)		1,428,571
Common Stock issued for cash (in dollars per share)		$ 0.35
Issued shares of Common Stock and warrants to acquire CASTion's noncontrolling interest (in shares)		435,442
Convertible Note and accrued interest converted to Common Stock (in shares)	1,802,445	768,535
Convertible Note and accrued interest converted to Common Stock (in dollars per share)	$ 0.24	$ 0.75
Convertible Notes and accrued interest converted to Series B Convertible Preferred Stock (in shares)		2,454,621
Convertible Notes and accrued interest converted to Series B Convertible Preferred Stock (in dollars per share)		$ 2.4
Series B Convertible Preferred Convertible Stock issued for cash (in shares)		583,333
Series B Convertible Preferred Convertible Stock issued for cash (in dollars per share)		$ 2.4
Short term borrowings and accrued interest converted to Series B Convertible Preferred Stock (in shares)	791,668
Short term borrowings and accrued interest converted to Series B Convertible Preferred Stock (in dollars per share)	$ 2.4
Series B Convertible Preferred Stock and warrants issued for cash, net of issuance costs (in shares)	2,083,334
Series B Convertible Preferred Stock and warrants issued for cash, net of issuance costs (in dollars)	$ 375	$ 0
Series B Convertible Preferred Stock and warrants issued for cash, net of issuance costs (in dollars per share)	$ 2.4
Series B Convertible Preferred Stock and warrants issued for settlement with Convertible note holders (in shares)	55,554
Series B Convertible Preferred Stock and warrants issued for settlement with Convertible note holders (in dollars per share)	$ 2.4
Receipt of treasury stock (in shares)	50,000
Receipt of treasury stock (in dollars per share)	$ 0.35

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Operating Activities:
Net loss	$ (11,871)	$ (8,492)	$ (9,850)	$ (12,984)
Adjustment to reconcile net loss to net cash used in operating activities:
Stock option expense	757	1,562	2,066	663
Warrant expense	1,799	0	107	1,925
Warrants issued for services			0	46
Common stock issued for services			54	188
Gain on payroll tax settlement			(2,263)	0
Loss on extinguishment of debt	2,042	614	614	3,285
Loss on write-off of property, plant and equipment	62	0
Equity in losses of joint venture	386	67	74	0
Derivative liability (income) loss	(403)	321	293	(937)
Non-cash interest added to debt	245	490	941	807
Series B Convertible Preferred Convertible Stock and warrants issued for note holder settlement expenses			534	0
Receipt of treasury stock	0	18	(18)	0
Depreciation	57	36	52	64
Provision for inventory reserves	20	9	9	74
Amortization of discount on convertible debt	2,219	1,444	2,243	1,364
Increase (decrease) in cash arising from changes in assets and liabilities:
Accounts receivable	816	(536)	(1,036)	104
Costs in excess of billings	(329)	0
Inventories	(89)	0	0	16
Other current assets	(854)	33	(84)	(41)
Accounts payable	1,098	(186)	(90)	608
Deferred revenue			1,482	134
Billings in excess of costs	1,354	359
Other current liabilities	(1,023)	(42)	(707)	900
Deferred compensation retirement plan			(49)	(32)
Other long-term liabilities	42	(37)
Net cash used in operating activities	(3,672)	(4,358)	(5,628)	(3,816)
Investing Activities:
Investment in joint venture	(400)	(59)	(61)	(50)
Purchases of property and equipment	(127)	(239)	(371)	0
Net cash used in investing activities	(527)	(298)	(432)	(50)
Financing Activities:
Proceeds from issuance of short-term borrowings	4,510	4,625
Proceeds from issuance of Series B Convertible Preferred Stock and warrants, net of issuance costs of $375 in 2010	0	4,625	4,625	1,400
Proceeds from issuance of common stock and warrants			0	500
Proceeds from issuance of convertible promissory notes			4,625	3,260
Payments on convertible promissory notes			0	(300)
Payments on convertible debt	(2,803)	0
Net cash provided by financing activities	1,707	9,250	9,250	4,860
Net change in cash	(2,492)	4,594	3,190	994
Cash, beginning of period	4,299	1,109	1,109	115
Cash, end of period	1,807	5,703	4,299	1,109
Cash paid for interest	136	0
Supplemental schedule of non-cash financing activities:
Conversion of convertible debt and accrued interest to Series B Convertible Preferred Stock	10,139	1,900	1,900	0
Conversion of Series B Convertible Preferred Stock to common stock	284	0
Debt discount recognized on convertible debt	3,604	3,054
Conversion of convertible notes and accrued interest to common stock			433	577
Debt discount recognized on short-term borrowings			3,053	0
Accrued interest converted to debt	153	323	323	52
Exercise of warrants recorded as derivative liabilities	263	0
Receipt Of Treasury Stock	$ 0	$ 18	$ (18)	$ 0

CONSOLIDATED STATEMENTS OF CASH FLOWS [Parenthetical] (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Series B Convertible Preferred Stock and warrants issued for cash, net of issuance costs (in dollars)	$ 0	$ 375	$ 375	$ 0

Organization and summary of significant accounting policies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure and Significant Accounting Policies [Text Block]
Note 1:  Organization and summary of significant accounting policies

Nature of business

ThermoEnergy Corporation (the “Company”) was incorporated in January 1988 as a diversified technologies company engaged in the worldwide commercialization of advanced municipal and industrial wastewater treatment systems and carbon reducing power generation technologies.

The Company’s wastewater treatment systems are based on its proprietary Controlled Atmosphere Separation Technology (“CAST”) platform.  The Company’s patented and proprietary platform technology is combined with off-the-shelf technologies to provide systems that are inexpensive, easy to operate and reliable. The Company’s wastewater treatment systems have global applications in aerospace, food and beverage processing, metal finishing, pulp & paper, petrochemical, refining, microchip and circuit board manufacturing, heavy manufacturing and municipal wastewater. The CAST platform technology is owned by its subsidiary, CASTion Corporation (“CASTion”).

The Company also owns a patented pressurized oxycombustion technology known as the Zero Emission Boiler System (“ZEBS™”), which converts fossil fuels (including coal, oil and natural gas) and biomass into electricity without producing air emissions while removing and capturing carbon dioxide in liquid form for sequestration or beneficial reuse. This technology is intended to be used to build new or to retrofit old fossil fuel power plants globally with no emissions while capturing carbon dioxide as a liquid for ready sequestration far more economically than any other competing technology. The ZEBS™ technology is held in the Company’s subsidiary, ThermoEnergy Power Systems, LLC (“TEPS”) and is being commercialized through a joint venture with Babcock Power Development, Inc. called Babcock-Thermo Clean Combustion LLC ("BTCC"). TEPS granted BTCC an exclusive worldwide license to commercialize the ZEBS™ technology.

Principles of consolidation and basis of presentation

The consolidated financial statements include the accounts of the Company and its subsidiaries.  All significant intercompany accounts and transactions have been eliminated in consolidation.  Certain prior year amounts have been reclassified to conform to current year classifications.

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and with the instructions to Form 10-Q and Article 8-03 of Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.  Operating results for the nine-month period ended September 30, 2011 are not necessarily indicative of the results that may be expected for the year ended December 31, 2011.

The balance sheet at December 31, 2010 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by GAAP for complete financial statements.

For further information, refer to the financial statements and footnotes thereto included in the Annual Report on Form 10-K/A for the year ended December 31, 2010 of ThermoEnergy Corporation.

The 15% third party ownership interest in TEPS is recorded as a noncontrolling interest in the consolidated financial statements.

Revenue recognition

Revenues from fixed-price contracts are recognized on the percentage of completion method, measured by the percentage of costs incurred to total estimated costs.  Contract costs include all direct material and labor costs and indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and depreciation.  Selling, general and administrative costs are charged to expense as incurred.  Provisions for estimated losses on uncompleted contracts are made in the period in which losses are determined.  Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income and are recognized in the period in which revisions are determined.

Cash

The Company places its cash in highly rated financial institutions, which are continually reviewed by senior management for financial stability.  Effective December 31, 2010, extending through December 31, 2012, all “noninterest-bearing transaction accounts” are fully insured, regardless of the balance of the account.  Generally the Company’s cash in interest-bearing accounts exceeds financial depository insurance limits.  However, the Company has not experienced any losses in such accounts and believes that its cash are not exposed to significant credit risk.

Accounts receivable, net

Accounts receivable are recorded at their estimated net realizable value.  Receivables related to the Company’s contracts have realization and liquidation periods of less than one year and are therefore classified as current.  The Company’s method for estimating its allowance for doubtful accounts is based on judgmental factors, including known and inherent risks in the underlying balances, adverse situations that may affect the customer’s ability to pay and current economic conditions.  Amounts considered uncollectible are written off based on the specific customer balance outstanding.  The Company did not record any bad debt expense for the three months ended September 30, 2011 and 2010; the Company recorded bad debt expense of $0 and $1,000 for the nine-month periods ended September 30, 2011 and 2010, respectively.  The allowance for doubtful accounts totaled $9,000 at September 30, 2011 and December 31, 2010.

Inventories

Inventories are stated at the lower of cost or market using the first-in, first-out method and consist primarily of raw materials and supplies.

The Company evaluates its inventory for excess quantities and obsolescence on an annual basis.  In preparing its evaluation, the Company looks at the expected demand for its products for the next three to twelve months.  Based on this evaluation, it establishes and maintains a reserve so that inventory is appropriately stated at the lower of cost or net realizable value.  The Company recorded provisions for inventory reserves of $15,000 and $0 for the three months ended September 30, 2011 and 2010, respectively, and $20,000 and $9,000 for the nine-month periods ended September 30, 2011 and 2010, respectively.  Inventory reserves totaled $103,000 at September 30, 2011 and $83,000 at December 31, 2010.

Property and equipment

Property and equipment are stated at cost and are depreciated over the estimated useful life of each asset.  Depreciation is computed using the straight-line method.  The Company evaluates long-lived assets based on estimated future undiscounted net cash flows or other fair value measures whenever significant events or changes in circumstances occur that indicate the carrying amount may not be recoverable.  If that evaluation indicates that an impairment has occurred, a charge is recognized to the extent the carrying amount exceeds the undiscounted cash flows or fair values of the asset, whichever is more readily determinable.

The Company performed an evaluation of its property and equipment as of September 30, 2011 in conjunction with relocating its headquarters and recorded a write-off of $62,000.  This impairment loss is included as a component of interest and other expense on its Consolidated Statement of Operations for the three and nine-month periods ended September 30, 2011.

Contingencies

The Company accrues for costs relating to litigation, including litigation defense costs, claims and other contingent matters, including liquidated damage liabilities, when such liabilities become probable and reasonably estimable.  Such estimates may be based on advice from third parties or on management’s judgment, as appropriate.  Revisions to accruals are reflected in earnings (loss) in the period in which different facts or information become known or circumstances change that affect the Company’s previous assumptions with respect to the likelihood or amount of loss.  Amounts paid upon the ultimate resolution of such liabilities may be materially different from previous estimates.

Stock options

The Company accounts for stock options in accordance with Accounting Standards Codification (“ASC”) Topics 505, “Equity”, and 718, “Compensation – Stock Compensation”.  These topics require that the cost of all share-based payments to employees, including grants of employee stock options, be recognized in the consolidated financial statements based on their fair values on the measurement date, which is generally the date of grant.  Such cost is recognized over the vesting period of the awards.  The Company uses the Black-Scholes option pricing model to estimate the fair value of “plain vanilla” stock option awards.

Fair value of financial instruments and fair value measurements

The carrying amount of cash, accounts receivable, other current assets, accounts payable and other current liabilities in the consolidated financial statements approximate fair value because of the short-term nature of the instruments.  The carrying amount of the Company’s convertible debt was $1,515,000 and $8,892,000 at September 30, 2011 and December 31, 2010, respectively, and approximates the fair value of these instruments.  The Company’s warrant liabilities are recorded at fair value.

The Company's liabilities carried at fair value are categorized using inputs from the three levels of the fair value hierarchy, as follows:

Level 1:	Quoted prices in active markets for identical assets or liabilities.
Level 2:
Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3:	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the liabilities.

Liabilities measured at fair value on a recurring basis as of September 30, 2011 are as follows: (in thousands)

		Fair Value Measurements at Reporting Date Using
Description	Balance as of September 30, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Liabilities
Derivative liability	$2,186	$-	$-	$2,186

Total Liabilities	$2,186	$-	$-	$2,186

Liabilities measured at fair value on a recurring basis as of December 31, 2010 are as follows: (in thousands)

		Fair Value Measurements at Reporting Date Using
Description	Balance as of December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Liabilities
Derivative liability	$2,852	$-	$-	$2,852

Total Liabilities	$2,852	$-	$-	$2,852

The following table sets forth a reconciliation of changes in the fair value of derivatives classified as Level 3 (in thousands):

Long-Term Warrant Liability
Balance at December 31, 2010	$2,852

Exercise of warrants	(263)

Derivative liability income	(403)

Balance at September 30, 2011	$2,186

Series B Convertible Preferred Stock

The Company accounts for its Series B Convertible Preferred Stock by first allocating the proceeds based on the relative fair value of the Series B Convertible Preferred Stock and the warrants issued to the investors, and then to any beneficial conversion features contained in the Preferred Stock.  The Company determined the initial value of the Series B Convertible Preferred Stock and investor warrants using valuation models it considers to be appropriate.  Because the Series B Convertible Preferred Stock has an indefinite life, it is classified within the stockholders’ deficiency section of the Company's consolidated balance sheets.  The value of the warrants and beneficial conversion features are considered a “deemed dividend” and are added as a component of net loss attributable to common stockholders in the Company’s consolidated statements of operations.

Net income (loss) per share

Basic net income (loss) per share (“EPS”) is computed by dividing the net income (loss) attributable to the common stockholders (the numerator) by the weighted average number of shares of common stock outstanding (the denominator) during the reporting periods.  Fully diluted net income (loss) per share is computed by increasing the denominator by the weighted average number of additional shares that could have been outstanding from securities convertible into common stock, such as stock options and warrants (using the “treasury stock” method), and convertible preferred stock and debt (using the “if-converted” method), unless the effect on net income (loss) per share is antidilutive.  Under the “if-converted” method, convertible instruments are assumed to have been converted as of the beginning of the period or when issued, if later.  The effect of computing the Company’s diluted net income (loss) per share was antidilutive and, as such, basic and diluted net income (loss) per share are the same for the three and nine-month periods ended September 30, 2011 and 2010.

Effect of new accounting pronouncements

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06, "Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements" (“ASU 2010-06”).  ASU 2010-06 amended certain provisions of ASC 820-10 by requiring additional disclosures for transfers in and out of Level 1 and Level 2 fair value measurements, as well as requiring fair value measurement disclosures for each class of assets and liabilities in addition to disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3.  The adoption did not have a material impact on the Company's financial statements or disclosures, as the Company did not have any financial instruments valued using Level 1 and Level 2 fair value measurements and did not have material classes of assets and liabilities that required additional disclosure.  Certain provisions of ASU 2010-06 were effective for the Company for the fiscal year beginning January 1, 2011.  These provisions require the Company to present separately information on all purchases, sales, issuances, and settlements of financial instruments valued using significant unobservable inputs (Level 3) in the reconciliation for fair value measurements.  The Company has adopted the provisions of ASU 2010-06 in its 2011 financial statements.

In April 2010, the FASB issued ASU No. 2010-17, “Revenue Recognition - Milestone Method (Topic 605): Milestone Method of Revenue Recognition” (“ASU 2010-17”).  ASU 2010-17 provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for certain research and development transactions.  Under this new guidance, a company can recognize as revenue consideration that is contingent upon achievement of a milestone in the period in which it is achieved, only if the milestone meets all criteria to be considered substantive. This guidance will be effective on a prospective basis beginning January 1, 2011.  The Company does not believe the adoption of ASU 2010-17 will have a material impact on its financial statements.

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S GAAP and IFRS” (“ASU 2011-04”).  ASU 2011-04 defines fair value, clarifies a framework to measure fair value, and requires specific disclosures of fair value measurements.  The guidance will be effective for interim and annual reporting periods beginning after January 1, 2012 and is required to be applied retrospectively. The Company does not believe the adoption of ASU 2011-04 will have a material impact on its financial statements.

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”).  ASU 2011-05 eliminates the current requirement to report other comprehensive income and its components in the statement of equity and instead requires the components of other comprehensive income to be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  The guidance will be effective for interim and annual reporting periods beginning after January 1, 2012 and is required to be applied retrospectively. Other than presentation in the financial statements, the Company believes the adoption of ASU 2011-05 will have no effect on the Company’s financial position or results of operations.

Note 1:  Organization and summary of significant accounting policies

Nature of business

ThermoEnergy Corporation (“the Company”) was incorporated in January 1988 for the purpose of marketing and developing advanced municipal and industrial wastewater treatment and carbon reducing clean energy technologies.

The Company is the majority owner of a patented clean energy technology known as the Zero Emission Boiler System (“ZEBS”) which converts fossil fuels (including coal, oil and natural gas) and biomass into electricity without producing air emissions, and at the same time removes and captures carbon dioxide in liquid form for sequestration or beneficial reuse.  The Company, through its majority-owned subsidiary, ThermoEnergy Power Systems, LLC, (“TEPS”) entered into a joint venture with Babcock Power, Inc. in 2009 called Babcock-Thermo Carbon Capture, LLC ("BTCC") to obtain the resources necessary to facilitate the development and commercialization of this technology.

The Company acquired a majority stake in CASTion Corporation (“CASTion”), a Massachusetts corporation, on July 2, 2007.  The acquisition of CASTion resulted in the Company becoming primarily a “water company” with many patented and proprietary Water Technologies.  CASTion’s patented Controlled Atmosphere Separation Technology (“CAST”) systems are utilized as an effective stand-alone wastewater or chemical recovery system, or as part of an integrated recovery solution.  The CAST wastewater and chemistry recovery system eliminates costly disposal of hazardous waste or process effluent.  The Zero-Liquid-Discharge program can recover nearly 100% of a customer’s valuable chemical resources or wastewater for immediate reuse or recycling at our customer’s facility.  The Company acquired the remaining minority interest in CASTion Corporation on January 5, 2009 (see Note 10), making it a wholly-owned subsidiary of the Company.

Principles of consolidation and basis of presentation

The consolidated financial statements include the accounts of the Company and its subsidiaries.  All significant intercompany accounts and transactions have been eliminated in consolidation.  Certain prior year amounts have been reclassified to conform to current year classifications.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.

The 15% third party ownership interest in TEPS is recorded as a noncontrolling interest in the consolidated financial statements.  As of December 31, 2010, the noncontrolling interest in TEPS was immaterial to the consolidated financial statements taken as a whole.

Revenue recognition

Revenues from fixed-price contracts are recognized on the percentage of completion method, measured by the percentage of costs incurred to total estimated costs.  Contract costs include all direct material and labor costs and indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and depreciation.  Selling, general and administrative costs are charged to expense as incurred.  Provisions for estimated losses on uncompleted contracts are made in the period in which losses are determined.  Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income and are recognized in the period in which revisions are determined.

In circumstances when the Company cannot estimate the final outcome of a contract, or when the Company cannot reasonably estimate revenue, the Company utilizes the percentage-of-completion method based on a zero profit margin until more precise estimates can be made.  If and when the Company can make more precise estimates, revenues will be adjusted accordingly and recorded as a change in an accounting estimate.  For the years ended December 31, 2010 and 2009, the Company has recorded one contract which represented approximately 35% and 80% of its revenues, respectively, utilizing the percentage-of-completion method based on a zero profit margin.

Billings in excess of costs and estimated earnings on uncompleted contracts, which amounted to $0 and $398,000 at December 31, 2010 and 2009, respectively, represent amounts billed in excess of revenues earned and are included in deferred revenue.

Cash and cash equivalents

The Company places its cash and cash equivalents in highly rated financial institutions, which are continually reviewed by senior management for financial stability.  Effective December 31, 2010, extending through December 31, 2012, all “noninterest-bearing transaction accounts” are fully insured, regardless of the balance of the account.  Generally the Company’s cash and cash equivalents in interest-bearing accounts exceeds financial depository insurance limits.  However, the Company has not experienced any losses in such accounts and believes that its cash and cash equivalents are not exposed to significant credit risk.

Accounts receivable, net

Accounts receivable are recorded at their estimated net realizable value.  Receivables related to the Company’s contracts have realization and liquidation periods of less than one year and are therefore classified as current.  The Company’s method for estimating its allowance for doubtful accounts is based on judgmental factors, including known and inherent risks in the underlying balances, adverse situations that may affect the customer’s ability to pay and current economic conditions.  Amounts considered uncollectible are written off based on the specific customer balance outstanding.  The Company recorded bad debt expense of $0 and $9.000 for the years ended December 31, 2010 and 2009, respectively.  The allowance for doubtful accounts totaled $9,000 at December 31, 2010 and 2009.

Inventories

Inventories are stated at the lower of cost or market using the first-in, first-out method and consist primarily of raw materials and supplies.

The Company evaluates its inventory for excess quantities and obsolescence on an annual basis.  In preparing our evaluation, we look at the expected demand for our products for the next three to twelve months.  Based on this evaluation, we establish and maintain a reserve so that inventory is appropriately stated at the lower of cost or net realizable value.  The Company recorded provisions for inventory reserves of $9,000 and $74,000 for the years ended December 31, 2010 and 2009, respectively.  Inventory reserves totaled $83,000 and $74,000 at December 31, 2010 and 2009, respectively.

Property and equipment

Property and equipment are stated at cost and are depreciated over the estimated useful life of each asset.  Depreciation is computed using the straight-line method.  The Company evaluates long-lived assets based on estimated future undiscounted net cash flows or other fair value measures whenever significant events or changes in circumstances occur that indicate the carrying amount may not be recoverable.  If that evaluation indicates that an impairment has occurred, a charge is recognized to the extent the carrying amount exceeds the undiscounted cash flows or fair values of the asset, whichever is more readily determinable.

Contingencies

The Company accrues for costs relating to litigation, including litigation defense costs, claims and other contingent matters, including liquidated damage liabilities, when such liabilities become probable and reasonably estimable.  Such estimates may be based on advice from third parties or on management’s judgment, as appropriate.  Revisions to payroll tax and other accruals are reflected in income in the period in which different facts or information become known or circumstances change that affect the Company’s previous assumptions with respect to the likelihood or amount of loss.  Amounts paid upon the ultimate resolution of contingent liabilities may be materially different from previous estimates and could require adjustments to the estimated liability to be recognized in the period such new information becomes known.

Stock options

The Company accounts for stock options in accordance with Accounting Standards Codification (“ASC”) Topics 505 and 718, “Compensation – Stock Compensation”.  These topics require that the cost of all share-based payments to employees, including grants of employee stock options, be recognized in the financial statements based on their fair values on the measurement date, which is generally the date of grant.  Such cost is recognized over the vesting period of the awards.  The Company uses the Black-Scholes option pricing model to estimate the fair value of “plain vanilla” stock option awards.

Income taxes

The Company uses the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax basis of assets and liabilities and are measured using enacted rates and laws that will be in effect when the deferred tax assets or liabilities are expected to be realized or settled. A valuation allowance for deferred tax assets is provided if it is more likely than not that all or a portion of the deferred tax assets will not be realized.

The Company estimates contingent income tax liabilities based on the guidance for accounting for uncertain tax positions as prescribed in ASC Topic 740, "Income Taxes."  We use a two-step process to assess each income tax position.  We first determine whether it is more likely than not that the income tax position will be sustained, based on technical merits, upon examination by the taxing authorities.  If the income tax position is expected to meet the more likely than not criteria, we then record the benefit in the financial statements that equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement.  At December 31, 2010 and 2009, there are no uncertain tax positions that require accrual.

Fair value of financial instruments and fair value measurements

The carrying amount of cash, accounts receivable, other current assets, accounts payable, short-term notes payable and other current liabilities in the consolidated financial statements approximate fair value because of the short-term nature of the instruments.  The carrying amount of the Company’s convertible debt in default and long-term convertible debt was $6,646,000 and $5,503,000 at December 31, 2010 and 2009, respectively, and approximates the fair value of these instruments.  The Company’s warrant liabilities are recorded at fair value.

The Company's assets and liabilities carried at fair value are categorized using inputs from the three levels of fair value hierarchy, as follows:
Level 1:	Quoted prices in active markets for identical assets or liabilities.
Level 2:
Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3:	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the liabilities.

Assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 are as follows: (in thousands)

		Fair Value Measurements at Reporting Date Using
Description	Balance as of December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities
Derivative liability	$2,852	$-	$-	$2,852
Total Liabilities	$2,852	$-	$-	$2,852

Assets and liabilities measured at fair value on a recurring basis as of December 31, 2009 are as follows: (in thousands)

		Fair Value Measurements at Reporting Date Using
Description	Balance as of December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities
Derivative liability	$2,559	$-	$-	$2,559
Total Liabilities	$2,559	$-	$-	$2,559

The following table sets forth a reconciliation of changes in the fair value of derivatives classified as Level 3 (in thousands):

Long-Term Warrant Liability
Balance at December 31, 2009	$2,559
Change in fair value	293
Balance at December 31, 2010	$2,852

Series B Convertible Preferred Stock

The Company accounts for its Series B Convertible Preferred Stock by first allocating the proceeds based on the relative fair value of the Series B Convertible Preferred Stock and the warrants issued to the investors, and then to any beneficial conversion features contained in the Preferred Stock.  The Company determined the initial value of the Series B Convertible Preferred Stock and investor warrants using valuation models it considers to be appropriate.  Because the Series B Convertible Preferred Stock has an indefinite life, it is classified within the stockholders’ deficiency section of the Company's consolidated balance sheets.  The value of the warrants and beneficial conversion features are considered a “deemed dividend” and are added as a component of net loss attributable to common stockholders on the Company’s consolidated statements of operations.

Earnings (loss) per share

Basic earnings (loss) per share (“EPS”) is computed by dividing the net income (loss) attributable to the common stockholders (the numerator) by the weighted average number of shares of common stock outstanding (the denominator) during the reporting periods.  Fully diluted earnings (loss) per share is computed by increasing the denominator by the weighted average number of additional shares that could have been outstanding from securities convertible into common stock, such as stock options and warrants (using the “treasury stock” method), and convertible preferred stock and debt (using the “if-converted” method), unless the effect on net income (loss) per share is antidilutive.  Under the “if-converted” method, convertible instruments are assumed to have been converted as of the beginning of the period or when issued, if later.  The effect of computing the Company’s diluted income (loss) per share was antidilutive and, as such, basic and diluted earnings (loss) per share are the same for each of the years ended December 31, 2010 and 2009.

Effect of new accounting pronouncements

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06, "Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements" (“ASU 2010-06”).  ASU 2010-06 amended certain provisions of ASC 820-10 by requiring additional disclosures for transfers in and out of Level 1 and Level 2 fair value measurements, as well as requiring fair value measurement disclosures for each class of assets and liabilities in addition to disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3.  The adoption did not have a material impact on the Company's financial statements or disclosures, as the Company did not have any financial instruments valued using Level 1 and Level 2 fair value measurements and did not have material classes of assets and liabilities that required additional disclosure.  Certain provisions of ASU 2010-06 are effective for the Company for the fiscal year beginning January 1, 2012.  These provisions will require the Company to present separately information on all purchases, sales, issuances, and settlements of financial instruments valued using significant unobservable inputs (Level 3) in the reconciliation for fair value measurements.  The Company does not believe the adoption of the provisions of ASU 2010-06 in the Company’s fiscal year beginning January 1, 2012 will have a material impact on its financial statements or disclosures.

In February 2010, the FASB issued ASU 2010-09, "Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements" (“ASU 2010-09”).  ASU 2010-09 removes the requirement for a SEC registrant to disclose a date, in both issued and revised financial statements, through which that filer had evaluated subsequent events.  Consistent with past practice, the Company has evaluated subsequent events through the issuance date of our financial statements.  The adoption did not have a material impact on the Company's financial statements.

In April 2010, the FASB issued ASU No. 2010-17, “Revenue Recognition - Milestone Method (Topic 605): Milestone Method of Revenue Recognition.” (“ASU 2010-17”)  ASU 2010-17 provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for certain research and development transactions.  Under this new guidance, a company can recognize as revenue consideration that is contingent upon achievement of a milestone in the period in which it is achieved, only if the milestone meets all criteria to be considered substantive. This guidance will be effective on a prospective basis beginning January 1, 2011.  The Company does not believe the adoption of ASU 2010-17 will have a material impact on its financial statements.

Management's consideration of going concern matters	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Managements Consideration Of Going Concern Matters [Abstract]
Managements Consideration Of Going Concern Matters [Text Block]
Note 2:  Management's consideration of going concern matters

The Company has incurred net losses since inception and will require additional capital to continue commercialization of the Company’s power and water technologies (the “Technologies”) and to fund the Company’s liabilities, which included approximately $1.8 million in accounts payable, $1.5 million of convertible debt, $687,000 of payroll tax liabilities (see Note 7), $3.2 million of billings in excess of costs, derivative liabilities of $2.2 million and approximately $1.65 million of other liabilities at September 30, 2011.  In addition, the Company may be subject to tax liens if it cannot abide by the terms of the Offer in Compromise approved by the Internal Revenue Service to satisfactorily settle outstanding payroll tax liabilities (see Note 7).  The consolidated financial statements have been prepared assuming the Company will continue as a going concern, realizing assets and liquidating liabilities in the ordinary course of business and do not reflect any adjustments that might result from the outcome of the aforementioned uncertainties.  Management is considering several alternatives for mitigating these conditions.

Management is actively seeking to raise substantial working capital through additional equity or debt financing that will allow the Company to operate until it becomes cash flow positive from operations.  Management is also actively pursuing commercial contracts to generate operating revenue.  Management has determined that the financial success of the Company is partly dependent upon the Company’s ability to collaborate with financially sound third parties to pursue projects involving the Technologies.

Management has undertaken and successfully completed a program to reduce the Company’s outstanding debt as follows:

As more fully described in Note 4, the Company entered into Note Amendment and Forbearance Agreements in January 2011 with the holders of the CASTion Notes originally due May 31, 2010.  As part of these agreements, the Company issued amended CASTion Notes that extended the maturity date until February 29, 2012.

Also, as more fully described in Note 4, the Company and certain investors entered into a Bridge Loan Agreement on March 10, 2010 pursuant to which the Company issued convertible notes (the “2010 Bridge Notes”) that provided $4.6 million of funding to the Company in 2010.  Of this amount, $1.9 million was converted into the Company’s Series B Convertible Preferred Stock in July 2010.  The Bridge Loan Agreement and the 2010 Bridge Notes were amended on June 30, 2010 and February 25, 2011.  The amendment on February 25, 2011 extended the maturity date of the 2010 Bridge Notes to February 29, 2012.

As more fully described in Notes 4 and 5, the Company entered into a Bridge Loan and Warrant Amendment Agreement with certain investors on June 17, 2011 pursuant to which the Company received proceeds totaling approximately $2.9 million.  The Bridge Loan and Warrant Amendment Agreement was amended on July 12, 2011 to provide for an additional $1.6 million of funding, bringing the total proceeds to approximately $4.5 million (the “2011 Bridge Loans”).

On July 1, 2011, the Company used approximately $1.6 million of these proceeds to pay down the principal balance of the CASTion Notes as described above.  Per the terms of the CASTion Notes, as amended, in the event the Company makes any payments of principal or accrued interest on or before July 5, 2011, an equal amount of such payment shall automatically convert into shares of the Company’s Series B Convertible Preferred Stock at the rate of $2.40 per share and Warrants for the purchase of the Company’s Common Stock equal to that number of shares of the Company’s Common Stock determined by dividing 200% of the amount of principal and interest converted by $0.30.  Accordingly, on July 1, 2011, the Company issued 653,439 shares of its Series B Convertible Preferred Stock and Warrants for the purchase of 10,455,024 shares of its Common Stock.  As a result, the amended CASTion Notes were considered to be repaid in full.

Consequently, per the terms of the amended 2010 Bridge Loan Agreement, as described above, the repayment of the CASTion Notes triggered the Company’s right to convert the entire outstanding balance of principal and interest on the 2010 Bridge Notes (approximately $4.5 million) into shares of Series B Convertible Preferred Stock.  The Company effected this conversion on August 11, 2011.

Also on August 11, 2011, upon satisfaction of all of the conditions set forth in the 2011 Bridge Loan and Warrant Amendment Agreement, the holders of the 2011 Bridge Loans exercised all of the Warrants in accordance with the 2011 Bridge Loan and Warrant Amendment Agreement and surrendered all of the 2011 Bridge Loans in payment of the exercise price for the purchase under the Warrants of an aggregate of 3,469,387 shares of Series B Convertible Preferred Stock at a price of $1.30 per share.

Note 2:  Management's consideration of going concern matters

The Company has incurred net losses since inception and will require substantial additional capital to continue commercialization of the Company’s power and water technologies (the “Technologies”) and to fund the Company’s liabilities, which included approximately $1.5 million of payroll tax liabilities (see Note 14) and approximately $2 million of other current liabilities at December 31, 2010.  In addition, the Company may be subject to tax liens if it cannot satisfactorily settle the outstanding payroll tax liabilities and may also face criminal and/or civil action with respect to the impact of the payroll tax matters (see Note 14).  The consolidated financial statements have been prepared assuming the Company will continue as a going concern, realizing assets and liquidating liabilities in the ordinary course of business and do not reflect any adjustments that might result from the outcome of the aforementioned uncertainties.  Management is considering several alternatives for mitigating these conditions.

As more fully described in Notes 4 and 15, the Company entered into a Bridge Loan Agreement with certain investors on March 10, 2010 and amended on June 30, 2010 and February 25, 2011 that provided $4.6 million of funding to the Company.  Of this amount, $1.9 million was converted into the Company’s Series B Convertible Preferred Stock.  Also, as more fully described in Note 9, the Company issued 2,083,334 shares of Series B Convertible Preferred Stock in August 2010 to certain investors that raised $5 million of additional capital.

As detailed in Note 15, the Company entered into Note Amendment and Forbearance Agreements in January 2011 with the holders of Convertible Promissory Notes originally due May 31, 2010.  As part of these agreements, the Company issued Amended Notes that extended the maturity date until February 29, 2012.  Also, as detailed in Note 15, the Company entered into Note Extension and Amendment Agreements with the holders of the Bridge Notes in February 2011 to extend the maturity date until February 29, 2012.

Management is actively seeking to raise substantial additional equity or debt financing that will allow the Company to operate until it becomes cash flow positive.  Management is also actively pursuing commercial contracts to produce fees from projects involving the Technologies.  Management has determined that the financial success of the Company may be largely dependent upon the ability and financial resources of established third parties collaborating with the Company with respect to projects involving the Technologies.

Babcock-Thermo Clean Combustion LLC	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments Disclosure [Text Block]
Note 3:  Babcock-Thermo Clean Combustion LLC

On February 25, 2009, the Company’s majority-owned subsidiary, TEPS, and Babcock Power Development, LLC (“BPD”), a subsidiary of Babcock Power, Inc., entered into a Limited Liability Company Agreement (the “LLC Agreement”) establishing Babcock-Thermo Carbon Capture LLC, a Delaware limited liability company now known as Babcock-Thermo Clean Combustion LLC (the “Joint Venture”) for the purpose of developing and commercializing its proprietary ZEBS technology.

TEPS has entered into a license agreement with the Joint Venture and BPD, pursuant to which it has granted to the Joint Venture an exclusive, irrevocable (except as otherwise provided therein), world-wide and royalty-free license to TEPS’ intellectual property related to or necessary to practice the ZEBS technology (the “ZEBS License”).  In the LLC Agreement, BPD has agreed to develop, at its own expense, intellectual property in connection with three critical subsystems relating to the ZEBS technology: a combustor subsystem, a steam generating heating surface subsystem, and a condensing heat exchangers subsystem (collectively, the “Subsystems”) and BPD has entered into a license agreement with the Joint Venture and TEPS pursuant to which it has granted the Joint Venture an exclusive, irrevocable (except as otherwise provided therein), world-wide, fully paid up and royalty-free license to BPD’s know-how and other proprietary intellectual property related to or necessary to practice the Subsystems.

Pursuant to the LLC Agreement, TEPS and BPD each own a 50% membership interest in the Joint Venture.  The LLC Agreement provides that each member may be required, from time to time, to make capital contributions to the Joint Venture to fund its operations.  The Company and BPD each made capital contributions of $400,000 to the Joint Venture in the first nine months of 2011.

The Joint Venture is managed by a six-person Board of Managers, with three managers appointed by each member.  The Board of Managers has adopted a set of milestones by which it will measure the progress of the Joint Venture.  Pursuant to the LLC Agreement, either member may withdraw from the Joint Venture if any milestone is not met (unless the failure to meet such milestone is primarily attributable to a failure by such member to perform its obligations under the LLC Agreement or any related agreements).  If a member exercises its right to withdraw, the license that such member has granted to the Joint Venture will automatically terminate.

The LLC Agreement obligates the Joint Venture and each member to indemnify and hold the other member and its affiliates harmless against damages and losses resulting from such member’s fraud, gross negligence or intentional misconduct with respect to the Joint Venture.  The Company and Babcock Power, Inc. have entered into separate agreements to indemnify the joint venture and its members (other than the Company’s respective subsidiary-members) and their respective affiliates against damages and losses resulting from fraud, gross negligence or intentional misconduct of the respective subsidiary-members with respect to the Joint Venture.

The LLC Agreement contains other conventional terms, including provisions relating to governance of the entity, allocation of profits and losses, and restrictions on transfer of a member’s interest.

The Company accounts for the Joint Venture using the equity method of accounting.  Accordingly, the Company reduced the value of its investment in the Joint Venture by approximately $386,000 in the first nine months of 2011 to account for its share of net losses incurred by the Joint Venture.  The value of the Company’s investment in the Joint Venture is approximately $34,000 as of September 30, 2011 and is classified as Other Assets on the Company’s Consolidated Balance Sheets.

Note 3:  Formation of Babcock-Thermo Carbon Capture LLC

On February 25, 2009, the Company’s subsidiary, TEPS, and  Babcock Power Development, LLC (“BPD”), a subsidiary of Babcock Power, Inc., entered into a Limited Liability Company Agreement (the “LLC Agreement”) establishing Babcock-Thermo Carbon Capture LLC, a Delaware limited liability company (the “Joint Venture”) for the purpose of developing and commercializing its proprietary ZEBS technology.

TEPS has entered into a license agreement with the Joint Venture and BPD, pursuant to which it has granted to the Joint Venture an exclusive, irrevocable (except as otherwise provided therein), world-wide and royalty-free license to TEPS’ intellectual property related to or necessary to practice the ZEBS technology (the “ZEBS License”).   In the LLC Agreement, BPD has agreed to develop, at its own expense, intellectual property in connection with three critical subsystems relating to the ZEBS technology: a combustor subsystem, a steam generating heating surface subsystem, and a condensing heat exchangers subsystem (collectively, the “Subsystems”) and  BPD has entered into a license agreement with the Joint Venture and TEPS pursuant to which it has granted the Joint Venture an exclusive, irrevocable (except as otherwise provided therein), world-wide, fully paid up and royalty-free license to BPD’s know-how and other proprietary intellectual property related to or necessary to practice the Subsystems.

Pursuant to the LLC Agreement, each of ThermoEnergy Power Systems and BPD owns a 50% membership interest in the Joint Venture.  The LLC Agreement provides that each member may be required, from time to time, to make capital contributions to the Joint Venture to fund its operations.  The Company made a $50,000 capital contribution to the Joint Venture in August 2009, and made capital contributions to the Joint Venture totaling $61,000 in 2010.  The Company also made a capital contribution to the Joint Venture of $125,000 in January 2011.

The Joint Venture is managed by a six-person Board of Managers, with three managers appointed by each member.  The Board of Managers has adopted a set of milestones by which it will measure the progress of the Joint Venture.  Pursuant to the LLC Agreement, either member may withdraw from the Joint Venture if any milestone is not met (unless the failure to meet such milestone is primarily attributable to a failure by such member to perform its obligations under the LLC Agreement or any related agreements).  If a member exercises its right to withdraw, the license that such member has granted to the Joint Venture will automatically terminate.

The LLC Agreement obligates the Joint Venture and each member to indemnify and hold the other member and its affiliates harmless against damages and losses resulting from such member’s fraud, gross negligence or intentional misconduct with respect to the Joint Venture.  We and Babcock Power, Inc. have entered into separate agreements to indemnify the joint venture and its members (other than our respective subsidiary-members) and their respective affiliates against damages and losses resulting from fraud, gross negligence or intentional misconduct of our respective subsidiary-members with respect to the Joint Venture.

The LLC Agreement contains other conventional terms, including provisions relating to governance of the entity, allocation of profits and losses, and restrictions on transfer of a member’s interest.

The Company accounts for the Joint Venture using the equity method of accounting.  Accordingly, the Company reduced the value of its investment in the Joint Venture by $74,000 in 2010 to account for its share of net losses incurred by the Joint Venture. The value of the Company’s investment in the Joint Venture is $37,000 and $50,000 as of December 31, 2010 and 2009, respectively, and is classified as Other Assets on the Company’s Consolidated Balance Sheets.

Convertible debt	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Convertible Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Note 4:  Convertible debt

Convertible debt consisted of the following at September 30, 2011 and December 31, 2010 (in thousands):

	September 30, 2011	December 31, 2010

Convertible Promissory Note, 5%, due March 7, 2013, less discount of $224 in 2011 and $345 in 2010	$669	$504

Convertible Promissory Note, 5%, due March 21, 2013, less discount of $93 in 2011 and $132 in 2010	846	762

Convertible Promissory Notes, 10%, due February 29, 2012	—	5,380

Convertible Bridge Notes, 10%, due February 29, 2012, less discount of $77 in 2011 and $496 in 2010	—	2,246

	$1,515	$8,892

Roenigk Loans

On March 21, 2007 the Company issued to Mr. Martin A. Roenigk, a member of the Company’s Board of Directors as of that date, a 5% Convertible Promissory Note due March 21, 2013 in the principal amount of $750,000.  The principal amount and accrued interest on the Note is convertible into shares of Common Stock at a conversion price of $0.50 per share at any time at the election of the holder.  Interest on the Note is payable semi-annually.  The Company may, at its discretion, defer any scheduled interest payment until the maturity date of the Note upon payment of a $2,500 deferral fee.  The Company added $45,000 of accrued interest to the principal balance of the Note during the nine months ended September 30, 2011.  Total interest added to the principal balance of the Note was $189,000 as of September 30, 2011.

On March 7, 2008, Mr. Roenigk exercised his option to make an additional $750,000 investment in the Company under the terms of the Securities Purchase Agreement between the Company and Mr. Roenigk dated March 21, 2007.  The Company issued to Mr. Roenigk a 5% Convertible Promissory Note due March 7, 2013 in the principal amount of $750,000.  The principal amount and accrued interest on the Note is convertible into shares of Common Stock at a conversion price of $0.50 per share at any time at the election of the holder.  Interest on the Note is payable semi-annually.  The Company may, at its discretion, defer any scheduled interest payment until the maturity date of the Note upon payment of a $2,500 deferral fee.  The Company added $43,000 of accrued interest to the principal balance of the Note during the nine months ended September 30, 2011.  Total interest added to the principal balance of the Note was $142,000 as of September 30, 2011.

CASTion Acquisition Financing

On July 2, 2007, the Company issued Convertible Promissory Notes (the “CASTion Notes”) in the aggregate principal amount of $3,353,127 as part of the consideration for the acquisition of CASTion.  The outstanding principal and accrued interest were convertible into shares of the Company’s Common Stock at a conversion price of $0.50 per share at any time at the holders’ discretion.  The CASTion Notes contained conventional weighted-average anti-dilution provisions for the adjustment of the conversion price in the event the Company issued additional shares of Common Stock (or securities convertible into Common Stock) at a price less than the then-effective exercise price or conversion price.  The Notes matured on May 31, 2010.

On January 7, 2011 the Company entered into Note Amendment and Forbearance Agreements (the “Agreements”) with the holders of the CASTion Notes (the “CASTion Noteholders”).  Pursuant to the Agreements, (i) the Company made payments totaling $1,144,336 against the outstanding balances of the CASTion Notes; (ii) the CASTion Noteholders converted an aggregate of $902,710 in principal and accrued interest on the CASTion Notes into shares of the Company’s Series B Convertible Preferred Stock; (iii) the Company issued to the CASTion Noteholders warrants for the purchase of an aggregate of 17,585,127 shares of its Common Stock at an exercise price of $0.40 per share and an aggregate of 6,018,065 shares of its Common Stock at an exercise price of $0.30 per share; (iv) the maturity date of the CASTion Notes was extended to February 29, 2012; (v) the Company made additional cash payments to the CASTion Noteholders totaling $37,914; and (vi) the CASTion Notes were amended and restated.

The amended and restated CASTion Notes bore interest at the rate of 10% per annum.  Installment payments (based on a 10-year amortization schedule) were due on the last day of each month beginning January 31, 2011.  The restated CASTion Notes were convertible, in whole or in part, at any time at the election of the CASTion Noteholders, into shares of the Company’s Series B Convertible Preferred Stock at the rate of $2.40 per share.  The restated CASTion Notes provided that, in the event, on or before July 5, 2011, the Company made any payments of principal or accrued interest, then simultaneously with the making of such payment a portion of the remaining principal and accrued and unpaid interest on the restated CASTion Notes in an amount equal to the amount of such payment automatically converted into shares of the Company’s Series B Convertible Preferred Stock at the rate of $2.40 per share.  The restated CASTion Notes also provided that, in the event that (i) the closing price of the Company’s Common Stock equaled or exceeded $0.72 per share for 20 consecutive trading days and (ii) the daily average trading volume of the Company’s Common Stock exceeded 30,000 shares for 20 consecutive trading days, then the entire principal amount, plus all accrued and unpaid interest thereon, would automatically convert into shares of the Company’s Series B Convertible Preferred Stock at the rate of $2.40 per share.

The Company accounted for the restated CASTion Notes as a debt modification, as the present value of cash flows of the restated CASTion Notes were in excess of those under the original terms.  In addition, the Company estimated the fair value of the warrants issued using a Black-Scholes option pricing model and allocated $3.4 million of the balance of the restated CASTion Notes to the warrants on a relative fair value basis, which was recorded as a debt discount.  The debt discount is amortized to interest expense over the stated term of the Restated Notes.

On July 1, 2011, the Company exercised its right to prepay a portion of the outstanding principal balance and accrued and unpaid interest on the restated CASTion Notes by making payments in the aggregate amount of $1,568,267.  These payments represent slightly in excess of 50% of the balance of principal and accrued interest balance on the restated CASTion Notes. Accordingly, on July 1, 2011, the Company issued 653,439 shares of its Series B Convertible Preferred Stock and Warrants for the purchase of 10,455,024 shares of its Common Stock per the terms of the restated CASTion Notes.  As a result, the restated CASTion Notes are repaid in full.

March 2010 Bridge Note Financing

On March 10, 2010, the Company entered into a Bridge Loan Agreement, effective March 1, 2010 with six of its principal investors (“the 2010 Investors”), all related parties, pursuant to which the Investors agreed to make bridge loans to the Company in the aggregate amount of $4.6 million.  In connection therewith, the Company issued to the 2010 Investors 3% Secured Convertible Promissory Notes (the “2010 Bridge Notes”).  The 2010 Bridge Notes bore interest at the rate of 3% per annum and were due and payable on February 28, 2011.  The entire unpaid principal amount, together with all interest then accrued and unpaid under each 2010 Bridge Note, was convertible, at the election of the holder, into shares of the Company’s Common Stock at a conversion price of $0.24 per share.

On February 25, 2011 the Company and the 2010 Investors entered into Note Extension and Amendment Agreements amending the terms of the 2010 Bridge Notes.  As amended (the “Amended 2010 Bridge Notes”), bear interest at the rate of 10% per annum and mature on February 29, 2012.  The Amended 2010 Bridge Notes are convertible into shares of the Company’s Series B Convertible Preferred Stock at the rate of $2.40 per share at any time at the election of the holders.  In the event, prior to the maturity date of the Amended 2010 Bridge Notes, the Company pays in full the restated CASTion Notes as detailed above, then the Amended 2010 Bridge Notes shall convert, at the Company’s election, into shares of the Company’s Series B Convertible Preferred Stock at the rate of $2.40 per share.  In the event that (i) the closing price of the Company’s Common Stock equals or exceeds $0.72 per share for 20 consecutive trading days and (ii) the daily average trading volume of the Company’s Common Stock exceeds 30,000 shares for 20 consecutive trading days, then the entire principal amount of the Amended 2010 Bridge Notes, plus all accrued and unpaid interest, shall automatically convert into shares of the Company’s Series B Convertible Preferred Stock at the rate of $2.40 per share.  Upon conversion of all or any portion of the Amended 2010 Bridge Notes, the Company will issue five-year warrants for the purchase, at an exercise price of $0.30 per share, of that number of shares of the Company’s Common Stock determined by dividing (i) 200% of the amount of principal and interest so converted by (ii) $0.30 (the “Warrants”).  The Amended 2010 Bridge Notes contain other conventional terms, including events of default upon the occurrence of which the Amended 2010 Bridge Notes become immediately due and payable.

The Company accounted for the Amended 2010 Bridge Notes as a debt modification, as the present value of cash flows of the Amended 2010 Bridge Notes were in excess of those under the original terms.  In addition, the difference between the effective conversion price of the Amended 2010 Bridge Notes and the fair value of the Company’s Common Stock on the date of issuance resulted in a beneficial conversion feature of $117,000, the intrinsic value of the conversion feature on that date, which was recorded as a debt discount.  The debt discount is amortized to interest expense over the stated term of the Amended 2010 Bridge Notes.

As stated above, on July 1, 2011 the Company repaid the entire principal balance of the restated CASTion Notes by making payments totaling $1,568,267 and converting the remaining balance into shares of Series B Convertible Preferred Stock.  Per the terms of the amended 2010 Bridge Loan Agreement, as described above, the repayment of the CASTion Notes triggered the Company’s right to convert the entire outstanding balance of principal and interest on the 2010 Bridge Notes (approximately $4.5 million) into shares of Series B Convertible Preferred Stock and five-year warrants for the purchase, at an exercise price of $0.30 per share, of that number of shares of the Company’s Common Stock determined by dividing (i) 200% of the amount of principal and interest so converted by (ii) $0.30 (the “Warrants”).  The Company effected this conversion on August 11, 2011, and as a result, the Amended 2010 Bridge Notes are repaid in full.

June 2011 Bridge Note Financing

On June 17, 2011 the Company entered into a Bridge Loan and Warrant Amendment Agreement (the “2011 Bridge Loan Agreement”) with six of its principal investors (“the 2011 Investors”), pursuant to which the Company issued Promissory Notes (the “2011 Bridge Notes”) in exchange for total proceeds of approximately $2.9 million.  This Agreement was amended on July 12, 2011 to provide for an additional $1.6 million of funding to the Company and the issuance of additional 2011 Bridge Notes in such principal amount.  The Company used approximately $1.6 million of the proceeds from the issuance of the 2011 Bridge Notes to pay down the principal balance of the restated CASTion Notes as described above.

The 2011 Bridge Notes are payable on demand at any time on or after February 29, 2012 (the “Maturity Date”).  They do not bear interest until the Maturity Date and will bear interest at the rate of 10% per annum from and after the Maturity Date.  The 2011 Bridge Notes may not be prepaid, in whole or in part, without the prior written consent of the 2011 Investors.  The 2011 Investors have agreed to surrender the 2011 Bridge Notes in payment of the exercise price for warrants held by or issuable to them (the “Warrants”) if and when the conditions to their amendment and exercise have been satisfied.  The 2011 Bridge Notes contain other conventional terms, including events of default upon the occurrence, and during the continuation, of which the 2011 Bridge Notes will bear interest at the rate of 10% per annum.

Pursuant to the 2011 Bridge Loan Agreement, the Company agreed, subject to the satisfaction of certain conditions, to amend the Warrants (i) to provide that they will be exercisable for the purchase of shares of our Series B Convertible Preferred Stock (the “Series B Stock”) instead of Common Stock (with the number of shares of the Series B Stock determined by dividing by ten (10) the number of shares of Common Stock for which the Warrants are currently exercisable) and (ii) to change the exercise prices of all Warrants (which currently range from $0.30 to $1.82 per share of Common Stock) to $1.30 per share of Series B Stock (the equivalent of $0.13 per Common-equivalent share).  The Investors agreed, subject to the satisfaction of certain conditions, to exercise all of the Warrants.  The principal amount of the 2011 Bridge Notes is equal to the aggregate exercise price of the Warrants (after they are amended as described above).

Because the 2011 Bridge Notes do not bear interest, the Company calculated the present value of the 2011 Bridge Notes using an imputed interest rate of 10% and recorded imputed interest of $77,000 as a debt discount.  The debt discount is amortized to interest expense over the expected term of the 2011 Bridge Notes.

On August 11, 2011, upon satisfaction of all of the conditions set forth in the 2011 Bridge and Warrant Agreement, the holders of the 2011 Bridge Notes exercised all of the Warrants in accordance with the 2011 Bridge and Warrant Agreement and surrendered all of the 2011 Bridge Notes in payment of the exercise price for the purchase under the Warrants of an aggregate of 3,469,387 shares of Series B Convertible Preferred Stock at a price of $1.30 per share.  As a result, the 2011 Bridge Notes are repaid in full.

Note 6:  Convertible debt

Convertible debt consisted of the following at December 31, 2010 and 2009 (in thousands):

	2010	2009

Convertible Promissory Note, 5%, due March 7, 2013, less discount of $345 in 2010 and $494 in 2009	$504	$315
Convertible Promissory Note, 5%, due March 21, 2013, less discount of $132 in 2010 and $180 in 2009	762	671
Convertible Promissory Notes, 10%, due May 31, 2010	-	384
Convertible Promissory Notes, 10%, due February 29, 2012	5,380	-
Convertible Bridge Notes, 10%, due February 29, 2012, net of discount of $496 in 2010	2,246	-
	$8,892	$1,370

March 21, 2007 Financing

On March 21, 2007 the Company issued to Mr. Martin A. Roenigk, a member of the Company’s Board of Directors as of that date, a 5% Convertible Promissory Note due March 21, 2013 in the principal amount of $750,000. The principal amount and accrued interest on the Note is convertible into shares of common stock at a conversion price of $0.50 per share at any time at the election of the holder.  As further consideration, the Company issued a warrant to purchase 750,000 shares of common stock at an exercise price equal to the daily volume weighted average price per share of the common stock for the 365-day period immediately preceding the date on which the warrant is exercised, subject to a minimum exercise price of $0.50 per share and a maximum exercise price of $1.00 per share.  The warrant expires on March 21, 2013.

The Company estimated the fair value of the warrant issued using a Black-Scholes option pricing model and allocated $193,000 of the proceeds received to the warrant on a relative fair value basis.  In addition, the difference between the effective conversion price of the Note and the fair value of the Company’s common stock on the date of issuance resulted in a beneficial conversion feature amounting to $88,000, the intrinsic value of the conversion feature on that date.  The total debt discount of $281,000 is amortized to interest expense over the stated term of the Note.

Interest on the Note is payable semi-annually.  The Company may, at its discretion, defer any scheduled interest payment until the maturity date of the Note upon payment of a $2,500 deferral fee.  The Company added $144,000 and $101,000 of accrued interest to the principal balance of the Note as of December 31, 2010 and 2009, respectively.

March 7, 2008 Financing

On March 7, 2008, Mr. Roenigk exercised his option to make an additional $750,000 investment in the Company under the terms of the Securities Purchase Agreement between the Company and Mr. Roenigk dated March 21, 2007.  The Company issued to Mr. Roenigk a 5% Convertible Promissory Note due March 7, 2013 in the principal amount of $750,000.  The principal amount and accrued interest on the Note is convertible into shares of common stock at a conversion price of $0.50 per share at any time at the election of the holder.  As further consideration, the Company issued a warrant to purchase 750,000 shares of common stock at an exercise price equal to the daily volume weighted average price per share of the Company’s common stock for the 365-day period immediately preceding the date on which the warrant is exercised, subject to a minimum exercise price of $0.50 per share and a maximum exercise price of $1.00 per share.  The warrant expires on March 7, 2014.

The Company estimated the fair value of the warrant issued using a Black-Scholes option pricing model and allocated $321,000 of the proceeds received to the warrant on a relative fair value basis.  In addition, the difference between the effective conversion price of the Note and the fair value of the Company’s common stock on the date of issuance resulted in a beneficial conversion feature amounting to $429,000, the intrinsic value of the conversion feature on that date.  The total debt discount of $750,000 is amortized to interest expense over the stated term of the Note.

Interest on the Note is payable semi-annually.  The Company may, at its discretion, defer any scheduled interest payment until the maturity date of the Note upon payment of a $2,500 deferral fee.  The Company added $99,000 and $59,000 of accrued interest to the principal balance of the Note as of December 31, 2010 and 2009, respectively.

September 15, 2008 Financing

On September 15, 2008, the Company entered into a Securities Purchase Agreement with Quercus to issue up to $7 million of 10% Convertible Promissory Notes and warrants to purchase up to 14 million shares of common stock.  Pursuant to the Agreement, at an initial closing on September 15, 2008, the Company issued a $2 million Note due September 30, 2013 and a warrant to purchase up to 4 million shares of common stock.

Quercus may convert the Note at any time into shares of common stock at a price of $0.75 per share.  Interest on the Note is payable quarterly in arrears; at the Company’s discretion, all or any portion of the interest may be paid by the issuance of common stock valued at 90% of the volume weighted average trading price of the Company’s common stock for the ten trading days immediately preceding the respective interest payment date.  The Company may not prepay the Note without the prior written consent of the holder.

The warrant permits the holder to purchase, at any time on or before September 30, 2013, up to 4,000,000 shares of our common stock at a purchase price of $1.25 per share.  The warrant contains anti-dilution provisions for the adjustment of the exercise price in the event the Company issues additional shares of common stock or securities convertible into common stock (subject to certain specified exclusions) at a price per share less than $0.80 per share (the closing price of the Company’s common stock on September 12, 2008).  In March 2009, the Company effected a sale of common stock at an exercise price of $0.35 per share (see Note 9).  As a result, the exercise price on the warrants issued to Quercus was reduced to $0.525 per share. The warrant modification resulted in the recording of $1,030,000 of warrant expense in the first quarter of 2009.  The warrant also includes conventional provisions permitting “cashless” exercise under certain specified circumstances.

The Agreement provides that Quercus will purchase an additional Note (in form substantially identical to the Note issued at the initial closing) in the original principal amount of $5,000,000 and an additional warrant (in form substantially identical to the warrant issued at the initial closing) for the purchase of 10,000,000 shares of our common stock upon the satisfaction of certain conditions set forth in the Agreement.

In the Agreement, the Company agreed to file one or more registration statements under the Securities Act of 1933 covering the resale by Quercus of the shares of our common stock issuable in payment of interest on the notes, upon conversion of the Notes or upon exercise of the warrant. The registration rights provisions of the Agreement contain conventional terms including indemnification and contribution undertakings and a provision for liquidated damages in the event the required registration statements are not filed or are not declared effective prior to deadlines set forth in the Agreement.  The Agreement also grants a right of first refusal to participate in any subsequent financing we undertake prior to the earlier of (i) the date on which we first report results of operations reflecting a positive cash flow in each of two successive fiscal quarters or (ii) September 15, 2010 (subject to certain conventional exceptions) in order to permit Quercus to maintain its fully-diluted ownership interest in the Company’s common stock.

The Note was amended and restated on September 28, 2009 in connection with the Series B Convertible Preferred Stock financing as discussed in Note 4.  As a result of the amendment and restatement of the Note, the exercise price of the warrants issued was further reduced from $0.525 per share to $0.36 per share.  The reduction in the exercise price was accounted as a modification to the warrant and was expensed accordingly.  The Note was converted into 870,541 shares of Series B Convertible Preferred Stock in November 2009.

CASTion Minority Interest Financing

In January 2009, the Company issued Convertible Promissory Notes (the “Convertible Notes’) in the aggregate principal amount of $351,614, originally due May 31, 2010, as part of the consideration for the acquisition of the minority shareholders’ interest in CASTion.  The Convertible Notes were issued with the same terms and conditions as the Convertible Promissory Notes issued as part of the acquisition of CASTion as detailed in Note 5.

On October 20, 2010, in conjunction with the settlement reached between former minority shareholders of CASTion and former majority shareholders of CASTion as discussed in Note 14, the Company entered into a settlement agreement with the former minority shareholders pursuant to which the former minority shareholders converted notes plus accrued interest totaling $433,000 into 1,802,445 shares of the Company’s common stock at a price of $0.24 per share.

CASTion Acquisition Financing

As discussed in Note 5, the Company issued Convertible Promissory Notes on July 2, 2007, in the aggregate principal amount of $3,353,127 as part of the consideration for the acquisition of CASTion.  See Note 15 for a discussion of the Note Forbearance and Amendment Agreement which, among other things, extended the maturity date of these Notes to February 29, 2012.

Bridge Note Financing

On March 10, 2010, the Company entered into a Bridge Loan Agreement, effective March 1, 2010, with six of its principal investors (“the Investors”), all related parties, pursuant to which the Investors agreed to make bridge loans to the Company of $2.6 million in exchange for 3% Secured Convertible Promissory Notes (the “Bridge Notes”).  The Bridge Notes bear interest at the rate of 3% per year and were due and payable on February 28, 2011.  The entire unpaid principal amount, together with all interest then accrued and unpaid under each Bridge Note, is convertible, at the election of the holder, into shares of Common Stock at a conversion price of $0.24 per share.

The Bridge Notes contain other conventional provisions, including the acceleration of repayment obligations upon the occurrence of certain specified Events of Default.  The Bridge Notes are secured by all of the Company’s assets except for the shares of the Company’s subsidiary, CASTion Corporation (in which no security interest has been granted).

On June 30, 2010, the parties amended the Bridge Loan Agreement pursuant to which the Investors agreed to increase by $2 million the amount of the bridge loans as provided under the Bridge Loan Agreement.  The new loans made under the amended Bridge Loan Agreement have been made on terms identical to the original loans under the Bridge Loan Agreement.  The Company has received proceeds totaling $4.6 million under the Bridge Loan Agreement.

The Company calculated the difference between the effective conversion price of the Bridge Note and the fair value of the Company’s common stock as of each date of issuance, resulting in a total beneficial conversion feature of $3,053,000, representing the intrinsic value of the conversion feature on the respective issuance dates.  The value of the beneficial conversion feature is recorded as a discount on the Bridge Notes and is amortized to interest expense over the stated term of the Bridge Notes.

Pursuant to the terms of the 2009 Financing, as discussed in Note 9, the Third Tranche of the 2009 Financing became effective on July 8, 2010.  In the Third Tranche, $1.9 million of bridge loans and accrued interest was converted into 791,668 shares of Series B Convertible Preferred Stock, and the Company issued warrants to purchase 8.3 million shares of common stock at $0.24 per share.  As part of this conversion, the Company recorded a loss on extinguishment of debt attributable to the unamortized debt discount on the converted bridge loans in the amount of $614,000 in the third quarter of 2010.

See Note 15 for a discussion of second amendment made to the Bridge Note Agreement to extend the maturity date of these Bridge Notes to February 29, 2012.

Equity	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Stockholders Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Note 5:  Equity

On July 11, 2011 the Company received written consents from stockholders representing 71.3% in voting power of the Company’s capital stock authorizing an amendment of the Company’s Certificate of Incorporation for the following purposes:

•
to increase the total number of authorized shares of stock to 455,000,000 shares, of which 425,000,000 shares shall be Common Stock and 30,000,000 shares shall be Preferred Stock, with 208,334 shares of the Preferred Stock designated “Series A Convertible Preferred Stock”, 12,000,000 shares of the Preferred Stock designated “Series B Convertible Preferred Stock” and the remaining shares undesignated; and

•
to modify the definition of “Additional Stock” (as set forth in Section 6(g)(ii) of the Description of Series B Convertible Preferred Stock attached as Exhibit A to the Certificate of Designation, Preferences and Rights filed in the Office of the Secretary of State of the State of Delaware on November 18, 2009 (the “Series B Terms”)) to exclude any shares of Common Stock issued or deemed issued in a transaction or series of related transactions approved by the holders of a majority of the then-outstanding Series B Convertible Preferred Stock.

The Company has filed a Certificate of Amendment to its Certificate of Incorporation to effect the amendment on August 11, 2011.

Common Stock

In March 2011, an investor of the Company converted 100,000 shares of Series B Convertible Preferred Stock into 1 million shares of the Company’s Common Stock.  In May 2011, an investor of the Company converted 18,518 shares of Series B Convertible Preferred Stock into 185,180 shares of the Company’s Common Stock.

As stated in Note 8, on October 3, 2011, the Company issued 600,000 shares of Common Stock to Dawson James Securities, Inc. (“Dawson”) in partial consideration for financial advisory and other consulting services performed by Dawson pursuant to a Financial Advisory and Consulting Agreement dated as of September 15, 2011.

At September 30, 2011, approximately 264,000,000 shares of Common Stock were reserved for future issuance under convertible debt and warrant agreements, stock option arrangements and other commitments.

Stock Options

During the nine-month period ended September 30, 2011, the Board of Directors awarded employees and an advisor to the Board of Directors a total of 1.2 million stock options under the Company’s 2008 Incentive Stock Plan.  The options are exercisable at $0.30 per share for a ten year period.  The exercise price was equal to or greater than the market price on the respective grant dates.

The following table presents option expense included in expenses in the Company’s Consolidated Statements of Operations for the nine-month periods ended September 30, 2011 and 2010:

	2011	2010

Cost of revenue	$19	$11
General and administrative	613	1,320
Engineering, research and development	51	141
Sales and marketing	74	90
Option expense before tax	757	1,562
Provision for income tax	—	—
Net option expense	$757	$1,562

The fair value of options granted during the nine-month periods ended September 30, 2011 and 2010 were estimated at the date of grant using a Black-Scholes option pricing model with the following assumptions:

	2011	2010

Risk-free interest rate	3.5%	2.6% - 3.8%
Expected option life (years)	6.25	10.0
Expected volatility	91%	80% - 97%
Expected dividend rate	0%	0%

A summary of the Company’s stock option activity and related information for the nine-month periods ended September 30, 2011 and 2010 follows:
	2011		2010
	Number of Shares	Wtd. Avg. Exercise Price per Share	Number of Shares	Wtd. Avg. Exercise Price per Share
Outstanding, beginning of year	22,065,402	$0.57	11,203,800	$1.18
Granted	1,200,000	$0.30	13,239,102	$0.30
Canceled	(4,088,800)	$1.38	(2,791,250)	$1.67

Outstanding, end of period	19,176,602	$0.47	21,651,652	$0.58

Exercisable, end of period	9,864,590	$0.62	7,217,479	$1.13

The weighted average fair value of options granted was approximately $0.23 per share for the nine-month periods ended September 30, 2011 and 2010.  The weighted average fair value of options vested was approximately $718,000 and $325,000 for the nine-month periods ended September 30, 2011 and 2010, respectively.

Exercise prices for options outstanding as of September 30, 2011 ranged from $0.30 to $1.75.  The weighted average remaining contractual life of those options was approximately 7.5 years at September 30, 2011.  The weighted average remaining contractual life of options vested and exercisable was approximately 6.5 years at September 30, 2011.

As of September 30, 2011, there was approximately $1.2 million of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Company’s stock option plans.  That cost is expected to be recognized over a weighted-average period of 0.7 years.  The Company recognizes stock-based compensation on the straight-line method.

Warrants

At September 30, 2011, there were outstanding warrants for the purchase of 110,895,444 shares of the Company’s Common Stock at prices ranging from $0.01 per share to $1.50 per share (weighted average exercise price was $0.37 per share).  The expiration date of these warrants are as follows:

Year	Number of Warrants

2012	19,720,910
2013	8,896,554
2014	5,845,601
2015	39,522,223
2016	35,567,656
After 2016	1,342,500

110,895,444

Note 9:  Equity

Common Stock

During 2010, the Company received 50,000 shares of its Common Stock from a former officer as payment for medical benefits under COBRA regulations.  These shares are held as Treasury Stock and are recorded at $18,000, which represents the cost of benefits provided.

On March 6, 2009, the Company issued and sold 1,428,571 shares of Common Stock at a price of $0.35 per share and issued warrants to acquire 714,286 shares of Common Stock to an unrelated third party institutional investor for $500,000 in cash.  The warrants have an exercise price of $0.525 and expire five years from the grant date.  Pursuant to the warrant agreements, the Company reduced the exercise price of the Quercus warrants for 14,000,000 shares of the Company’s Common Stock from $1.25 to $0.525 per share due to the March 6, 2009 sale of Common Stock at $0.35 per share.  The warrant modification resulted in the recording of $1,030,000 of warrant expense in the first quarter of 2009.

As discussed in Note 4, the Convertible Promissory Note dated August 12, 2008 maturing on March 31, 2009 plus accrued interest totaling $577,000 was converted to 768,535 shares of the Company’s Common Stock at $.75 per share on April 1, 2009.

As discussed in Note 6, on October 20, 2010, the Company converted notes plus accrued interest totaling $433,000 into 1,802,445 shares of the Company’s Common Stock at a price of $0.24 per share.

The Company issued 200,000 shares valued at $54,000 and 345,000 shares of Common Stock valued at $188,000 during 2010 and 2009, respectively, for services and issued 313,005 shares of Common Stock valued at $109,000 in 2009 as payment of accrued interest on convertible debt.

As discussed in Note 15, in March 2011, an investor of the Company converted 100,000 shares of Series B Convertible Preferred Stock into 1 million shares of the Company’s Common Stock.

Preferred Stock

On September 16, 2009, the Company and an investor group consisting of Quercus, Empire Capital Partners, Robert S. Trump and the Focus Fund (“the Investors”), all related parties, engaged in a financing transaction, which if fully funded, would result in cash proceeds of $6.25 million to the Company.  The financing provides for funding in four tranches, with the first and second tranche amounts totaling $3.05 million based on specified time periods and the third and fourth tranche amounts totaling $3.2 million based on the occurrence of specified events.

On September 28, 2009, the Company issued 8% Convertible Promissory Notes in the principal amount of $1.68 million for the first tranche of funding, as discussed in Note 4.

The Company received $1.4 million in the Second Tranche funding on November 19, 2009.  The Company issued 583,333 shares of Series B Convertible Preferred Stock at a price of $2.40 per share.  Upon the closing of the Second Tranche funding, the outstanding principal and accrued interest on all of the 8% Secured Convertible Promissory Notes totaling $5.9 million converted into 2,454,621 shares of Series B Convertible Preferred Stock at a price of $2.40 per share.  Each share of Series B Convertible Preferred Stock is convertible, at any time at the discretion of the holder, into ten shares of the Company’s Common Stock and contains conventional anti-dilution provisions.  Except with respect to the election of the Board of Directors, holders of Series B Convertible Preferred Stock will vote on an as-converted basis together with the Common Stock holders on all matters.  The Company’s Board of Directors consists of seven members, four of whom are elected by holders of the Company’s Series B Convertible Preferred Stock (three to be designated by Quercus and one by Robert S. Trump) and three by the holders of the Company’s Common Stock.

As further consideration, the Company issued warrants to purchase 5.6 million shares of common stock.  The warrants expire in five years and provide for an exercise price of $.50 per share.  The Company estimated the fair value of the warrant issued using a Black-Scholes option pricing model and allocated $926,000 of the proceeds received to the warrant on a relative fair value basis.  In addition, the difference between the effective conversion price of the Note and the fair value of the Company’s common stock on the date of issuance resulted in a beneficial conversion feature amounting to $1,823,000, the intrinsic value of the conversion feature on that date.  Because the Series B Convertible Preferred Stock is convertible at any time at the investor’s option, the total discount of $2,749,000 is considered a “deemed dividend” to the investors of the Preferred Stock as of the date of issuance and increases the net loss attributable to common shareholders on the Company’s Consolidated Statement of Operations.

As discussed in Note 4, on March 10, 2010 the Company entered into a Bridge Loan Agreement with the Investors pursuant to which the Investors agreed to make bridge loans to the Company of up to $2.7 million in exchange for 3% Secured Convertible Promissory Notes.  The Third Tranche of the financing became effective on July 8, 2010.  In accordance with the Bridge Loan Agreement, the Company issued 791,668 shares of Series B Convertible Preferred Stock and warrants for the purchase of 8.3 million shares of the Company’s Common Stock at an exercise price of $0.30 per share in exchange for bridge loans and accrued interest totaling $1.9 million.

The Company estimated the fair value of the warrants issued using a Black-Scholes option pricing model and allocated all of the proceeds received to the warrants on a relative fair value basis.  Because the Series B Convertible Preferred Stock is convertible at any time at the investor’s option, the total discount of $1.9 million is considered a “deemed dividend” to the investors of the Preferred Stock as of the date of issuance and increases the net loss attributable to common shareholders on the Company’s Consolidated Statements of Operations.

On August 9, 2010 the Company issued to certain investors a total of 2,083,334 shares of the Company’s Series B Convertible Preferred Stock at a purchase price of $2.40 per share and warrants to purchase up to 33,333,344 shares of the Company’s Common Stock at an exercise price of $0.30 per share.  The total proceeds to the Company, net of issuance costs, was $4,625,000.

The Warrants may be exercised at any time on or before August 10, 2015, subject to the Company’s right to accelerate the expiration date in the event the closing price for the Company’s Common Stock exceeds 200% of the closing price on August 9, 2010 for a period of 30 consecutive trading days.  The Warrants contains other conventional terms, including provisions for cashless exercise and for adjustment in the Exercise Price and/or the securities issuable upon exercise in the event of certain specified extraordinary corporate events, such as stock splits, combinations, and stock dividends.

The Company estimated the fair value of the warrants issued using a Black-Scholes option pricing model and allocated all of the gross proceeds received to the warrant on a relative fair value basis.  Because the Series B Convertible Preferred Stock is convertible at any time at the investor’s option, the total discount of $5 million is considered a “deemed dividend” to the investors of the Preferred Stock as of the date of issuance and increases the net loss attributable to common shareholders on the Company’s Consolidated Statements of Operations.

Stock Options

The Company’s 1997 Stock Option Plan (the “Plan”) provided for incentive and non-incentive stock options for an aggregate of 750,000 shares of Common Stock for key employees and non-employee Directors of the Company. The Plan, which expired on December 31, 2007, provided that the exercise price of each option must be at least equal to 100% of the fair market value of the Common Stock on the date of grant.  The Plan contained automatic grant provisions for non-employee Directors of the Company.

During 2008, the Company’s stockholders approved the ThermoEnergy Corporation 2008 Incentive Stock Plan (the “2008 Plan”) for officers, employees, non-employee members of the Board of Directors, consultants and other service providers.  The 2008 Plan provides for the granting of non-qualified stock options, restricted stock, stock appreciation rights (“SAR”) and incentive stock options.  Options may not be granted at an exercise price less than the fair market value of the Company’s Common Stock on the date of grant and the term of the options may not be in excess of ten years.   The Company has reserved 20,000,000 shares of Common Stock for issuance under the 2008 Plan.

Although the granting of awards under the 2008 Plan is generally at the discretion of the Compensation Committee of the Board of Directors, the 2008 Plan provides for automatic grants of stock options to the non-employee members of the Board of Directors.  Each non-employee Director who is elected or appointed to the Board for the first time shall automatically be granted a Nonqualified Stock Option to purchase 30,000 shares of Common Stock.  Thereafter, at each subsequent annual meeting of stockholders, each non-employee Director who is re-elected to the Board of Directors or continues to serve a term that has not expired will receive a grant to purchase an additional 30,000 shares.  All options granted to non-employee Directors vest and become fully exercisable on the date of the first Annual Meeting of Stockholders occurring after the end of the fiscal year of the Company during which such option was granted and shall have a term of ten years.

During 2010, the Board of Directors awarded officers, employees, and various members of the Board of Directors a total of 13,659,102 stock options.  The options are exercisable at exercise prices ranging from $0.30 to $0.35 per share for a ten year period.  The exercise price was equal to or greater than the market price on the respective grant dates during the year.

During 2009, the Board of Directors awarded officers, employees, and various members of the Board of Directors a total of 3,720,000 stock options.  The options are exercisable at exercise prices ranging from $0.299 to $1.50 per share for a ten year period.  The exercise price was equal to or greater than the market price on the respective grant dates during the year.

The fair value of options granted during 2010 and 2009 were estimated at the date of grant using a Black-Scholes option pricing model with the following assumptions:
	2010	2009

Risk-free interest rate	2.5% - 3.8%	3.0% - 3.9%
Expected option life (years)	10.0	10.0
Expected volatility	80% - 97%	77% - 80%
Expected dividend rate	0%	0%

A summary of the Company’s stock option activity and related information for the years ended December 31, 2010 and 2009 follows:
	2010		2009
	Number of Shares	Wtd. Avg. Price per Share	Number of Shares	Wtd. Avg. Price per Share
Outstanding, beginning of year	11,203,800	$1.18	8,213,800	$1.38
Granted	13,659,102	$0.30	3,720,000	$0.65
Canceled and expired	(2,797,500)	$1.92	(730,000)	$0.83
Outstanding, end of year	22,065,402	$0.57	11,203,800	$1.18
Exercisable, end of year	9,746,061	$0.91	8,583,800	$1.44

The weighted average grant date fair value of options granted were $0.23 per share and $0.28 per share for the years ended December 31, 2010 and 2009, respectively.  The total fair value of options vested were approximately $885,000 and $584,000 as of December 31, 2010 and 2009, respectively.

Exercise prices for options outstanding as of December 31, 2010 ranged from $0.30 to $1.75. The weighted average remaining contractual life of those options was approximately 8.2 years at December 31, 2010.  The weighted average remaining contractual life of options vested and exercisable was approximately 6.8 years at December 31, 2010.

As of December 31, 2010, there was $1,691,000 of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Company’s stock option plans.  That cost is expected to be recognized over a weighted-average period of 1.2 years.  The Company recognizes stock-based compensation on the straight-line method.

Warrants

Arthur S. Reynolds, a member of the Company’s Board of Directors, performed the duties of Interim Chief Financial Officer of the Company from August 2009 through November 2009.  The Company issued warrants to purchase 681,103 shares of the Company’s Common Stock at a price between $0.31 and $0.50 per share as part of his compensation.  The fair value of the warrants on the respective grant dates totaled $102,270, which was recorded as warrant expense in 2009.

The Company recorded general and administrative expense in connection with warrants issued for services amounting to $46,000 for the year ended December 31, 2009.  There were no such warrants issued in 2010.  The value of the warrants was computed using a Black-Scholes option model.

At December 31, 2010, there were outstanding warrants for the purchase of 90,200,266 shares of the Company’s Common Stock at prices ranging from $0.24 per share to $1.82 per share (weighted average exercise price was $0.41 per share) until expiration (800,000 shares in 2011, 14,833,333 shares in 2012, 8,479,884 shares in 2013, 20,173,722 in 2014, 45,233,327 shares in 2015 and 680,000 shares in 2019).

At December 31, 2010, approximately 210 million shares of Common Stock were reserved for future issuance under convertible debt and warrant agreements, stock option arrangements and other commitments (see Note 15 for subsequent events involving warrants).

Segments	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]
Note 6:  Segments

Operating segments are identified as components of an enterprise about which separate discrete financial information is available to the chief operating decision maker, or decision-making group, in assessing performance and allocating resources.  The Company markets and develops advanced municipal and industrial wastewater treatment and carbon reducing clean energy technologies.  The Company currently generates almost all of its revenues from the sale and application of its water treatment technologies.  Revenues from its clean energy technologies have been limited to grants received from governmental and other agencies for continued development.  In 2009, the Company established BTCC, a joint venture with Babcock Power Development, LLC, for the purpose of developing and commercializing the Company’s clean energy technology.  Because revenues and costs related to the Company’s clean energy technologies is immaterial to the entire Company taken as a whole, the financial information presented in these financial statements represents all the material financial information related to the Company’s water treatment technologies.

The Company’s operations are currently conducted solely in the United States.  The Company will continue to evaluate how its business is managed and, as necessary, adjust the segment reporting accordingly.

Note 13:  Segments

Operating segments are identified as components of an enterprise about which separate discrete financial information is available to the chief operating decision maker, or decision-making group, in assessing performance and allocating resources.  As stated in Note 1, the Company markets and develops advanced municipal and industrial wastewater treatment and carbon reducing clean energy technologies.  The Company currently generates a large majority of its revenues from the sale and application of its water treatment technologies.  Revenues from its clean energy technologies have been limited to grants received from governmental and other agencies for continued development.  In 2009, the Company established Babcock-Thermo Carbon Capture, LLC, a joint venture with Babcock Power Development, LLC, for the purpose of developing and commercializing the Company’s clean energy technology.  Because revenues and costs related to the Company’s clean energy technologies is immaterial to the entire Company taken as a whole, the financial information presented in these financial statements represents all the material financial information related to the Company’s water treatment technologies.

The Company’s operations are currently conducted solely in the United States.  The Company will continue to evaluate how its business is managed and, as necessary, adjust the segment reporting accordingly.

Commitments and contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Note 7:  Commitments and contingencies

On March 25, 2011, the Company was notified by the U.S. Internal Revenue Service that it had accepted the Company’s Offer in Compromise with respect to its tax liabilities relating to (i) employee tax withholding for all periods commencing with the quarter ended September 30, 2005 and continuing through September 30, 2009 and (ii) federal unemployment taxes (FUTA) for the years 2005 through 2008.  Pursuant to the Offer in Compromise, the Company has agreed to satisfy its delinquent tax liabilities by paying a total of $2,134,636 (representing the aggregate amount of tax due, without interest or penalties).  During the pendency of the IRS review of the Offer in Compromise and subsequent to its acceptance, the Company has made payments totaling $1,869,000; at September 30, 2011 a balance of $265,636 remained to be paid through December 2011.  In connection with the Offer in Compromise, the Company has agreed that any net operating losses sustained for the years ending December 31, 2010 through December 31, 2012 will not be claimed as deductions under the provisions of Section 172 of the Internal Revenue Code except to the extent that such net operating losses exceed the amount of interest and penalties abated.  The IRS acceptance of the Offer in Compromise is conditioned, among other things, on the Company filing and paying all required taxes for five tax years commencing on the date of the IRS acceptance.

Accrued payroll taxes, which include taxes, penalties and interest related to state taxing authorities, totaled approximately $687,000 as of September 30, 2011.  The Company continues to work with the various state taxing authorities to settle its remaining payroll tax obligations.

On April 21, 2010, Alexander G. Fassbender, the Company’s former Executive Vice President and Chief Technology Officer (“Fassbender”), filed a Complaint in the Fairfax County, Virginia Circuit Court alleging that his employment had been terminated in breach of his employment agreement and claiming damages in the aggregate amount of approximately $1 million, including unpaid salary, reimbursement of expenses, and other payments under his employment agreement.  On April 7, 2011, the two parties entered into a settlement agreement through which, in exchange for mutual releases, the Company agreed to pay Fassbender a total of $400,000 in monthly installments of $16,667 per month over a two-year period.  The Company issued a non-interest bearing note to Fassbender for these payments.  This amount was recorded as a component of general and administrative expense on the Company’s Consolidated Statement of Operations in the fourth quarter of 2010. In addition, Fassbender agreed to tender all outstanding stock options to the Company in exchange for an equal number of warrants.  The warrants are exercisable at an exercise price of $0.24 per share and have a five-year term.

In addition to the matters described above, the Company is involved from time to time in litigation incidental to the conduct of its business.  Judgments could be rendered or settlements entered that could adversely affect the Company’s operating results or cash flows in a particular period. The Company routinely assesses all of its litigation and threatened litigation as to the probability of ultimately incurring a liability and records its best estimate of the ultimate loss in situations where it assesses the likelihood of loss as probable.

Note 14: Commitments and contingencies

The following table summarizes the Company’s operating lease commitments on its primary facility in Worcester, MA at December 31, 2010: (in thousands)

Payments due in:	Amounts due
2011	$102
2012	104
2013	8

$214

In June 2009, the Company’s Audit Committee engaged special counsel to conduct an in-depth investigation of the federal and state employment and unemployment tax return filing and taxpaying compliance record of the Company.  Questions concerning payroll tax matters arose during the preparation of the Company’s consolidated financial statements for the year ended December 31, 2008, and the Company’s former Chief Financial Officer (“CFO”) could not produce reliable documentation supporting the Company’s status with respect to compliance with the tax return filing and taxpaying requirements.  After discovering that no payroll tax returns had been filed and that no payroll taxes had been paid to the Internal Revenue Service and state taxing authorities since the former CFO assumed his officer position in mid-2005, the special counsel’s investigation was expanded to include a forensic accounting review of the Company’s financial records by a certified public accounting firm not involved with the audit of the Company’s financial statements.

In July 2009, the special counsel presented a report to the Chairman of the Company’s Audit Committee which summarized the findings of the investigation, including the forensic accounting review.  The report confirmed that the Company had not filed any payroll tax returns or paid any payroll taxes since mid-2005 and that the Company’s former CFO had sole responsibility for performing those functions.  The report indicated that the former CFO’s representations regarding the status of the payroll tax matters were false and misleading and that he had made false accounting entries in the Company’s records to conceal the nonpayment of the payroll taxes.  A computation of the outstanding payroll tax liabilities and of statutory interest and penalties relating to the nonpayment of the payroll taxes and the non-filing of the payroll tax returns as of December 31, 2008 was included in the report.

On July 31, 2009, the Company’s Board of Directors unanimously approved a resolution that the former CFO’s employment be terminated for cause.  The former CFO resigned on August 3, 2009.

The Company accrued additional payroll taxes of approximately $1.1 million and penalties and interest of $246,000 in 2009.  These amounts are included as part of general and administrative expense on the Company’s consolidated statement of operations.  Accrued payroll taxes, which includes penalties and interest, totaled approximately $5 million as of December 31, 2009.  Management has filed all delinquent payroll tax returns.

On March 25, 2011, the Company was notified by the U.S. Internal Revenue Service that it had accepted the Company’s Offer in Compromise with respect to its tax liabilities relating to (i) employee tax withholding for all periods commencing with the quarter ended September 30, 2005 and continuing through September 30, 2009 and (ii) federal unemployment taxes (FUTA) for the years 2005 through 2008.  Pursuant to the Offer in Compromise, it has agreed to satisfy its delinquent tax liabilities by paying a total of $2,134,636 (representing the aggregate amount of tax due, without interest or penalties).  During the pendency of the IRS review of the Offer in Compromise the Company has made interim payments totaling $1,335,000; a balance of $799,636 remains to be paid in monthly installments of $89,000 each through December 2011.  In connection with the Offer in Compromise, the Company has agreed that any net operating losses sustained for the years ending December 31, 2010 through December 31, 2012 will not be claimed as deductions under the provisions of Section 172 of the Internal Revenue Code except to the extent that such net operating losses exceed the amount of interest and penalties abated.  The IRS acceptance of the Offer in Compromise is conditioned, among other things, on the Company filing and paying all required taxes for five tax years commencing on the date of the IRS acceptance.

Accrued payroll taxes, which includes penalties and interest related to state taxing authorities, totaled approximately $1.5 million as of December 31, 2010.  The Company continues to work with the various state taxing authorities to settle its remaining payroll tax obligations.

In April 2010, a group representing former minority shareholders of  CASTion Corporation (“CASTion”) (“the Plaintiffs”) filed a Complaint in the Suffolk County, Massachusetts Superior Court against CASTion’s former majority shareholders (the “Defendants”) alleging claims arising out of the Defendants’ sale to the Company of their shares of capital stock and other securities of CASTion.  The Defendants threatened to file a third party complaint against the Company (and others) alleging, among other things, that the Company breached an obligation to the Defendants in not extending to the Plaintiffs an offer to purchase the CASTion securities held by them in a timely manner.

On October 20, 2010 the Company, the Plaintiffs and the Defendants entered into a settlement agreement (the “Settlement”) resolving all matters related to the Complaint.  As part of the Settlement, we agreed to pay $66,000 to the Defendants; issue 55,554 shares of our Series B Convertible Preferred Stock to the Defendants; amend the terms of our Convertible Notes with the Plaintiffs to reduce the conversion price of the Notes from $0.50 per share to $0.24 per share (which were immediately converted into Common Stock; see CASTion Minority Interest Financing section of Note 6), modify the exercise price of certain warrants held by the Plaintiffs from $0.50 per share to $0.24 per share, and issue to the Defendants additional warrants to purchase our common stock.  Total expense related to the Settlement totaled $600,000 and was recorded in general and administrative expense on the Company’s consolidated statement of operations for the year ended December 31, 2010.

On April 21, 2010, Alexander G. Fassbender, the Company’s former Executive Vice President and Chief Technology Officer, filed a Complaint in the Fairfax County, Virginia Circuit Court alleging that his employment had been terminated in breach of his employment agreement and claiming damages in the aggregate amount of approximately $1 million, including unpaid salary, reimbursement of expenses, and other payments under his employment agreement.  The two parties are currently negotiating a settlement agreement.  The Company has made provisions for all expected losses from litigation-related contingencies.

In addition to the matters described above, the Company is involved from time to time in litigation incidental to the conduct of its business.  Judgments could be rendered or settlements entered that could adversely affect the Company’s operating results or cash flows in a particular period. The Company routinely assesses all of its litigation and threatened litigation as to the probability of ultimately incurring a liability and records its best estimate of the ultimate loss in situations where it assesses the likelihood of loss as probable.  As a result of its reviews of litigation and threatened litigation, the Company recorded approximately $1 million of litigation-related expenses for the year ended December 31, 2010, of which $600,000 was paid during 2010.  These expenses are recorded as part of general and administrative expense on the Company’s Consolidated Statement of Operations for the year ended December 31, 2010, and amounts accrued are recorded as part of other current liabilities on the Company’s Consolidated Balance Sheet as of December 31, 2010.  The Company did not record any such expenses in 2009.

Short-term borrowings	12 Months Ended
Dec. 31, 2010
Convertible Debt Disclosure [Abstract]
Short-term Debt [Text Block]
Note 4:  Short-term borrowings

The Company has entered into the following short-term borrowing arrangements during the years ended December 31, 2010 and 2009:

August 12, 2008 Financing

On August 12, 2008, the Company entered into a Securities Purchase Agreement with a stockholder, Robert S. Trump, a related party, through which the Company issued, at face value, a 7.5% Convertible Promissory Note due December 31, 2008 in the principal amount of $500,000.  The Note was convertible into shares of common stock at a price of $0.75 per share.  The Company may defer the maturity date of the Note to March 31, 2009 at its discretion upon payment of a deferral fee equal to 10% of the principal amount.  The full amount of principal and accrued interest will may be converted into shares of common stock at $0.75 per share.  As part of this Securities Purchase Agreement, the Company issued a warrant to purchase one share of common stock for each dollar invested by Mr. Trump in the purchase of common stock or other convertible securities during the period from December 31, 2008 through December 31, 2011 at an exercise price of $1.50 per share, which was reduced to $0.50 per share in September 2009.  The reduction in the exercise price was accounted for as a modification to the warrant and was expensed accordingly.  The warrant expires on December 31, 2015, subject to acceleration provisions as provided in the Agreement.  Through December 31, 2010, the Company has issued warrants to purchase 1.4 million shares of common stock under this arrangement.

Pursuant to the terms of the Note, on December 31, 2008 the Company added accrued interest of $14,486 and a deferral fee of $54,449 to the principal amount of the Note and extended the maturity date of the Note to March 31, 2009.  On April 1, 2009 the Note plus accrued interest was converted to 768,535 shares of common stock.

December 22, 2008 Financing

On December 22, 2008, the Company entered into a Securities Purchase Agreement with Mr. Trump through which the Company issued, at face value, a 7.5% Convertible Promissory Note due March 31, 2009 in the principal amount of $500,000.  The Note was convertible into shares of common stock at a price of $0.75 per share.  The agreement specified that the Company could defer the maturity date of the Note to June 30, 2009 at its discretion upon payment of a deferral fee equal to 10% of the principal amount.  As further consideration, the Company issued a warrant to purchase 1 million shares of common stock at a price of $1.25 per share.  The warrant expires on December 31, 2015 subject to acceleration provisions as provided in the Agreement.

The Company extended the maturity of the Note to June 30, 2009, and added the deferral fee of $50,000 to the principal balance.  The Note remained outstanding after that date and was amended on September 28, 2009 in connection with the Series B Convertible Preferred Stock financing as discussed below.  The amended Note plus accrued interest was converted into 223,119 shares of Class B Convertible Preferred Stock in November 2009.

February 11, 2009 Financing

On February 11, 2009, the Company issued to the Quercus Trust (“Quercus”), a related party, a 10% Secured Convertible Promissory Note in the principal amount of $250,000 and entered into a Security Agreement with Quercus.  The Note was to mature on the earlier of the closing of an equity or convertible debt investment yielding gross proceeds of not less than $2 million to the Company (a “Financing”) or December 31, 2009.  Quercus could convert the principal amount of the Note into shares of the securities to be issued in the Financing at a price equal to 90% of the price per share to be paid by the other investors in the Financing.  Interest on the Note was payable quarterly in arrears; at the Company’s discretion, interest could be paid by the issuance of common stock valued at 90% of the volume weighted average trading price per share for the ten trading days immediately preceding the respective interest payment date.  The Note was secured by the Company’s intellectual property assets other than certain expressly excluded patent rights, licenses and related intellectual property identified in the Security Agreement, including, without limitation, the intellectual property rights used in or relating to our TEPS business.

The Note was amended on September 28, 2009 in connection with the Series B Convertible Preferred Stock financing as discussed below.  The amended Note plus accrued interest was converted into 111,889 shares of Series B Convertible Preferred Stock in November 2009.

April 27, 2009 Financing

On April 27, 2009, the Company issued to three different funds and two individual affiliates of Empire Capital Partners, related parties, 10% Convertible Promissory Notes aggregating $500,000 in principal amount.  The Notes matured on the earlier of the closing of the proposed funding with Quercus as reported in the September 15, 2008 Agreement with Quercus (see Note 6) or October 31, 2009.   Empire Capital Partners and its affiliates could convert the Notes at any time into shares of common stock at a price of $0.40 per share.  The Company also issued warrants to acquire 2.5 million shares of common stock to the holders of these Notes.  The warrants have an exercise price of $0.55 and expire five years from the grant date.

The Company estimated the fair value of the warrants issued using a Black-Scholes option pricing model and allocated $349,000 of the proceeds received to the warrants on a relative fair value basis.  In addition, the difference between the effective conversion price of the Notes into the Company’s common stock on the date of issuance resulted in a beneficial conversion feature amounting to $151,000, the intrinsic value of the conversion feature on that date.  The total debt discount of $500,000 was amortized to interest expense over the stated term of the Note.

The Notes were amended and restated on September 28, 2009 in connection with the Series B Convertible Preferred Stock financing as discussed below.  As a result of the amendment and restatement of the Note, the exercise price of the warrants issued was further reduced from $0.55 per share to $0.50 per share.  The reduction in the exercise price was accounted as a modification to the warrant and was expensed accordingly.  The Notes were converted into 217,830 shares of Series B Convertible Preferred Stock in November 2009.

June 25, 2009 Financing

On June 25, 2009, the Company issued to Quercus a 10% Secured Convertible Promissory Note.  Under the terms of the Note, Quercus agreed to make advances to the Company up to an aggregate principal amount of $150,000.  These advances may only be used to pay expenses related to the investigation by the Audit Committee of the Board of Directors of the Company’s financial affairs or other matters within the investigative authority of the Audit Committee (see Note 14).  The Note matured on the earlier of the closing of an equity or convertible debt investment yielding gross proceeds of not less than $2 million to the Company (a “Financing”) or December 31, 2009.  Quercus could participate in the Financing by converting the principal amount of the Note into shares of the securities to be issued at a price equal to 80% of the price per share to be paid by the other investors in the financing.  Interest on the Note was payable quarterly in arrears; at the Company’s discretion, interest could be paid by the issuance of common stock valued at 80% of the volume weighted average trading price per share for the ten trading days immediately preceding the respective interest payment date.

The Company amended its Security Agreement with Quercus dated February 11, 2009 to include this Note.  The Company also entered into an agreement with Quercus in which the Company acknowledged that certain conditions to Quercus’ obligation to invest an additional $5 million in the Company pursuant to the September 15, 2008 Securities Purchase Agreement (See Note 6) have not been and cannot be met, and the Company irrevocably released any claim on Quercus to make any further investment.

The Note was amended and restated on September 28, 2009 in connection with the Series B Convertible Preferred Stock financing as discussed below.  The amended Note plus accrued interest was converted into 66,398 shares of Series B Convertible Preferred Stock in November 2009.

June 26, 2009 Financing

On June 26, 2009, the Company issued to the Focus Fund, L.P. (“Focus Fund”), a related party, a 10% Convertible Promissory Note due October 15, 2009 in the principal amount of $108,000.  As further consideration, the Company issued a warrant to The Focus Fund to purchase 600,000 shares of common stock on or before June 17, 2014 at an exercise price of $0.54 per share.

The Company estimated the fair value of the warrant issued using a Black-Scholes option pricing model and allocated $46,000 of the proceeds received to the warrant on a relative fair value basis.  In addition, the difference between the effective conversion price of the Note into the Company’s Common Stock on the date of issuance resulted in a beneficial conversion feature amounting to $19,000, the intrinsic value of the conversion feature on that date.  The total debt discount of $65,000 was amortized to interest expense over the stated term of the Note.

On July 31, 2009, the outstanding principal balance plus accrued interest of the Note was rolled into the Convertible Promissory Note issued on that date.

July 31, 2009 Financing

On July 31, 2009, the Company issued an 8% Secured Convertible Promissory Note in the principal amount of $600,000 to the Focus Fund. The Note matures on the earlier of the closing of an equity or convertible debt investment yielding gross proceeds to the Company of not less than $2 million or December 31, 2011.  The Note is convertible into shares of common stock at the option of the holder at a price of $0.30 per share.  The Note is secured by the Company’s 85% ownership interest in TEPS.  As further consideration, the Company issued a warrant to the Focus Fund L.P. for the purchase of 2.4 million shares of common stock at a price of $0.50 per share. The warrant expires on July 31, 2014.

The Company estimated the fair value of the warrant issued using a Black-Scholes option pricing model and allocated $246,000 of the proceeds received to the warrant on a relative fair value basis.  In addition, the difference between the effective conversion price of the Note and the fair value of the Company’s common stock on the date of issuance resulted in a beneficial conversion feature amounting to $266,000, the intrinsic value of the conversion feature on that date. The total debt discount of $512,000 is amortized to interest expense over the stated term of the Note.

The Note was amended and restated on September 28, 2009 in connection with the Series B Convertible Preferred Stock financing as discussed below.  As a result of the amendment and restatement of the Note, the conversion price of the Note was reduced from $0.30 per share to $0.24 per share, and the exercise price of the warrants issued on June 26, 2009 was reduced from $0.54 per share to $0.50 per share.  The reduction in the exercise price was accounted as a modification to the warrant and was expensed accordingly.  The Note plus accrued interest was converted into 256,082 shares of Series B Convertible Preferred Stock in November 2009.

August 21, 2009 Financing

On August 21, 2009, the Company received a short-term loan in the amount of $110,000 from the Focus Fund.  This loan was repaid in September 2009.

September 16, 2009 Financing

On September 16, 2009, the Company and an investor group consisting of The Quercus Trust, Empire Capital Partners, Robert S. Trump and the Focus Fund (“the Investors”), all related parties, engaged in a financing transaction, which if fully funded, would result in cash proceeds of $6.25 million to the Company.  The term sheet provides for funding in four tranches as further detailed in Note 9.  On September 28, 2009, the Company issued 8% Convertible Promissory Notes in the principal amount of $1.68 million (the “First Tranche”).  The Notes matured on the earlier of (i) the closing of the Second Tranche of the Series B Convertible Preferred Stock financing or (ii) December 31, 2010.  The Notes were convertible into shares of Common Stock at a price of $0.24 per share at any time at the Investors’ discretion.  As further consideration, the Company issued warrants to acquire 6,720,000 shares of Common Stock to the Investors of the First Tranche.  The warrants have an exercise price of $0.50 and expire five years from the grant date, subject to acceleration provisions as provided in the Agreement.  Upon the closing of the Second Tranche in November 2009, the entire outstanding principal amount of the Notes plus any accrued and unpaid interest automatically converted into Class B Convertible Preferred Stock.  The Notes issued in the First Tranche were secured by the Company’s 85% ownership interest in TEPS.  In addition, all other Notes held by the Investors were amended and restated to be identical in form to the Convertible Promissory Note issued to the Focus Fund on July 31, 2009, as described above.

The Company estimated the fair value of the warrants issued using a Black-Scholes option pricing model and allocated $815,000 of the proceeds received to the warrants on a relative fair value basis.  In addition, the difference between the effective conversion price of the Notes and the fair value of the Company’s Common Stock on the date of issuance resulted in a beneficial conversion feature amounting to $865,000, the intrinsic value of the conversion feature on that date.  The total debt discount of $1,680,000 was recorded as a component of loss on extinguishment of debt upon the closing of the Second Tranche in November 2009 (See Note 9).

Management determined that the amended and restated note transactions discussed above, aggregating $4 million in outstanding principal amount, were exchanges of debt instruments with substantially different terms requiring debt extinguishment accounting.  A portion of the reacquisition price was allocated to the beneficial conversion options associated with the original debt based on the options’ intrinsic values at the extinguishment date, which resulted in a reduction of $762,000 in additional paid-in capital.  The intrinsic value of the amended and restated Notes was $2.5 million, which was recorded as debt discount and was recorded as a component of loss on extinguishment of debt upon the closing of the Second Tranche in November 2009.

The principal and accrued interest on the Notes issued in the First Tranche were converted into 708,762 shares of Class B Convertible Preferred Stock at a price of $2.40 per preferred share on November 19, 2009.

Convertible debt in default	12 Months Ended
Dec. 31, 2010
Convertible Debt In Default [Abstract]
Convertible Debt In Default Text Block [Text Block]
Note 5:  Convertible debt in default

Convertible debt in default consisted of the following at December 31, 2010 and 2009 (in thousands):

	2010	2009

Convertible Promissory Notes, 18%, originally due May 31, 2010, net of discount of $104 in 2009	$-	$4,133

	$-	$4,133

CASTion Acquisition Financing

On July 2, 2007, the Company issued Convertible Promissory Notes in the aggregate principal amount of $3,353,127 as part of the consideration for the acquisition of CASTion. The outstanding principal and accrued interest are convertible into shares of the Company’s Common Stock at a conversion price of $0.50 per share at any time at the holders’ discretion.  The Notes contain conventional weighted-average anti-dilution provisions for the adjustment of the conversion price of the Notes in the event the Company issues additional shares of Common Stock (or securities convertible into Common Stock) at a price less than the then-effective exercise price or conversion price.  The Notes originally matured on May 31, 2010.

Interest on the Notes is payable semi-annually, and the Company has the option of deferring interest payments and rolling the deferred amount into the principal amount of the Notes.  At December 31, 2010 and 2009, deferred accrued interest amounts added to the principal balances of the Notes amounted to $2,027,000 and $884,000, respectively.

A valuation discount of $313,425 was computed on the Notes based on a fair market value interest rate of 10% compared to the stated rate of 6.5%, which was adjusted to 10% as of November 30, 2007 in accordance with the terms of the Notes.  The valuation discount resulted in a beneficial conversion feature of $313,182, the intrinsic value of the conversion feature on that date.  The total debt discount of $626,607 is amortized to interest expense over the stated term of the Notes.  The unamortized total debt discount amounted to $0 and $104,000 at December 31, 2010 and 2009, respectively.

The Notes were in default as of December 31, 2009, as the Company had not made prepayments required from a private placement of equity closed on December 18, 2007 (see Note 6).  As detailed in Note 15, the Company entered into a Note Forbearance and Amendment Agreement with the holders of these Notes which, among other things, extended the maturity date of these Notes to February 29, 2012.

Income taxes	12 Months Ended
Dec. 31, 2010
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 7:  Income taxes

A valuation allowance equal to the total of the Company's deferred tax assets has been recognized for financial reporting purposes. The net changes in the valuation allowance were increases of approximately $1.3 million and $4.0 million during the years ended December 31, 2010 and 2009, respectively.  The Company's deferred tax liabilities are not significant.

Significant components of the Company's deferred tax assets are as follows as of December 31, 2010 and 2009 (in thousands):

	2010	2009

Net operating loss carryforwards	$16,729	$15,506
Contingent liability reserves	224	1,267
Stock options and warrants	5,590	4,744
Valuation discount	1,371	1,061
Other	222	222
	24,136	22,800
Valuation allowance – deferred tax assets	(24,136)	(22,800)
	$-	$-

A reconciliation of income tax expense (credit) at the statutory rate to income tax expense at the Company's effective rate is shown below for the years ended December 31, 2010 and 2009 (in thousands):

	2010	2009

Computed at statutory rate (34%)	$(3,349)	$(5,436)
(Decrease) increase in valuation allowance for deferred tax assets	1,336	3,964
Non-deductible items and other	2,013	1,472
Provision for income taxes	$-	$-

At December 31, 2010, the Company has net operating loss carryforwards, which expire in various amounts during 2011 through 2030, of approximately $44 million.  The Internal Revenue Code provides for limitations on the use of net operating loss carryforwards for acquired entities.  The Company’s annual limitation for the use of CASTion’s net operating loss carryforwards for periods prior to the date of acquisition for income tax reporting purposes is approximately $300,000.

Related party transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
Note 8:  Related party transactions

During 2000, the Board of Directors approved the formation of a ThermoEnergy Power Systems, LLC, a Delaware limited liability company (“TEPS”) for the purpose of transferring the Company’s rights and interests in ZEBS. The Company has an 85% ownership interest, Alexander Fassbender, former Executive Vice President and Chief Technology Officer, as the inventor of the technology, has a 7.5% ownership interest, and the remaining 7.5% is owned by an unrelated third party.

As discussed in Note 3, On February 25, 2009, TEPS and  Babcock Power Development, LLC (“BPD”), a subsidiary of Babcock Power, Inc., entered into a joint venture establishing Babcock-Thermo Carbon Capture LLC, a Delaware limited liability company for the purpose of developing and commercializing the Company’s proprietary ZEBS technology.

Arthur S. Reynolds, a member of the Company’s Board of Directors, performed the duties of Interim Chief Financial Officer of the Company from August 2009 through November 2009.  As compensation for his services, the Company paid Mr. Reynolds a total of $90,000 and issued warrants to purchase 681,103 shares of the Company’s Common Stock at a price between $0.31 and $0.50 per share.  The fair value of the warrants on the respective grant dates totaled $102,270, which was recorded as compensation expense in 2009.

The Company has employment agreements with each of its senior officers that specify base compensation, minimum annual increases and lump sum payment amounts in the event of a change in control of the Company.

See Notes 4, 5, 6, 9 and 15 for additional related party transactions.

Acquisition of CASTion Corporation	12 Months Ended
Dec. 31, 2010
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
Note 10:  Acquisition of CASTion Corporation

On July 2, 2007, the Company entered into an Agreement for the Purchase and Sale of Securities with CASTion and six investment funds, pursuant to which the Company acquired shares of the preferred stock of CASTion representing 90.31% of the total issued and outstanding shares of CASTion’s common stock on an as-converted basis and assumed, from certain of the investment funds, $2,000,000 face amount of promissory notes and other debt obligations of CASTion.

On January 5, 2009, the Company acquired substantially all of the remaining outstanding shares of CASTion Corporation (“CASTion”).  The Company issued to six individuals and/or entities 435,442 shares of restricted Common Stock, $351,614 face amount of 10% convertible debt (conversion price of $.50 per share and a maturity date of May 31, 2010) and warrants to acquire 424,164 shares of restricted Common Stock.  The fair value of the total consideration was $619,955. The warrants have an exercise price of $0.50 per share and expire in approximately 4.5 years.  In addition, the Company escrowed $12,500 in cash to fund the purchase of the shares held by the remaining noncontrolling stockholders that represent less than one percent of the acquired shares.

The acquisition of the CASTion noncontrolling interest was accounted for as an equity transaction.  This resulted in a reduction of additional paid-in capital of approximately $2,282,000.

Derivative Liabilities	12 Months Ended
Dec. 31, 2010
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and Fair Value [Text Block]
Note 11:  Derivative Liabilities

On January 1, 2009 the Company adopted ASC Topic 815-40.  This pronouncement provides guidance for determining whether an equity-linked financial instrument (or embedded feature) is indexed to an entity’s own stock.  Any financial instrument that is not indexed to an entity’s own stock must be recorded as a derivative instrument.  The Company evaluated its stock warrants and determined that warrants issued with anti-dilution provisions that protect holders from declines in the stock price and warrants issued for a variable number of shares of common stock were no longer deemed to be indexed to the Company’s own stock.  The fair value of these derivative liabilities as of January 1, 2009 was $3,195,000 and was reclassified from additional paid-in capital.  The Company used a Black-Scholes valuation model to determine the fair value of the warrants.  The significant assumptions used were: exercise prices between $0.50 and $1.25; the Company’s stock price on January 1, 2009, $0.45; expected volatility of 80%; risk free interest rate between 1.3% and 1.6%; and a remaining contract term between 4 and 4.7 years.

During 2009, the Company issued a total of 1.4 million warrants to an investor in conjunction with the August 12, 2008 Securities Purchase Agreement.  The exercise price of the warrants was reduced to $0.50 per share as of September 2009.  The Company recognized an additional warrant liability of $320,000 for these warrants.  In addition, the exercise price on warrants issued to other investors classified as derivative liabilities was reduced to $0.36 per share in September 2009 in accordance with the anti-dilution provisions in the respective warrant agreements.

The fair value of these derivative liabilities as of December 31, 2009 was $2,559,000. The Black-Scholes stock option valuation model was used to determine the fair values.  The significant assumptions used were: exercise prices between $0.36 and $0.50; the Company’s stock price on December 31, 2009, $0.28; expected volatility of 80%; risk free interest rate between 1.7% and 3.0%; and a remaining contract term between 3 and 6 years.

The decrease in fair value of the Company’s derivative liabilities resulted in income of $937,000 for the year ended December 31, 2009.  This income results from a decrease in the Company’s stock price and the passage of time, partially offset by a reduction in the exercise price of certain warrants previously issued from $1.25 to $0.36 per share.

The Company changed its valuation methodology to a binomial lattice model to more accurately reflect the circumstances that could affect the valuation of these warrants.  The Company remeasured its warrant liability using the binomial lattice model as of December 31, 2009 using the same assumptions as above, including a suboptimal exercise factor of 1.25.  The difference in the fair value of these derivative liabilities using the binomial lattice model did not have a material effect on the Company’s consolidated financial statements.

The fair value of these derivative liabilities as of December 31, 2010 was $2,852,000. The binomial lattice model was used to determine the fair values.  The significant assumptions used were: exercise prices between $0.30 and $0.50; the Company’s stock price on December 31, 2010, $0.26; expected volatility of 91.5%; risk free interest rate between 0.15% and 0.98%; a remaining contract term between 2 and 5 years; and a suboptimal exercise factor of 1.25.

The increase in fair value of the Company’s derivative liabilities resulted in an expense of $293,000 for the year ended December 31, 2010.  The expense results primarily from a reduction in the exercise price of certain warrants previously issued from $0.50 per share and $0.36 per share to $0.30 per share, partially offset by the passage of time.

Employee benefit plans	12 Months Ended
Dec. 31, 2010
Compensation and Retirement Disclosure [Abstract]
Compensation and Employee Benefit Plans [Text Block]
Note 12:  Employee benefit plans

The Company has adopted an Employee Stock Ownership Plan. However, as of December 31, 2010, the Plan had not been funded nor submitted to the Internal Revenue Service for approval.  The Company has a 401(k) Plan, but no employer contributions have been made to date.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 15:  Subsequent events

On January 7, 2011 the Company entered into Note Amendment and Forbearance Agreements (the “Agreements”) with the holders of the Convertible Promissory Notes (the “Old Notes”) as detailed in Note 5.  Per the Agreements, (i) the Company made payments totaling $1,144,336 against the outstanding balances of the Old Notes; (ii) the Noteholders converted an aggregate of $902,710 in principal and accrued interest under the Old Notes into shares of the Company’s Series B Convertible Preferred Stock; (iii) the Company issued to the Noteholders warrants for the purchase of an aggregate of 17,585,127 shares of its Common Stock at an exercise price of $0.40 per share and an aggregate of 6,018,065 shares of its Common Stock at an exercise price of $0.30 per share; (iv) the Company amended and restated the Old Notes to read in the form of Amended and Restated Promissory Notes due February 29, 2012 as detailed in Note 6 (the “Restated Notes” and, with the Old Notes, the “Notes”); (v) the Company made additional cash payments to the Noteholders totaling $37,914; and (vi) the Noteholders agreed, subject to certain conditions set forth in the Note Amendment and Forbearance Agreements, to forbear until February 29, 2012, from exercising their rights and remedies under the Restated Notes.

The Restated Notes bear interest at the rate of 10% per annum.  Installment payments (based on a 10-year amortization schedule) are due on the last day of each month beginning January 31, 2011 and continue through February 29, 2012, at which time the entire unpaid principal amount of, and accrued interest on, the Restated Notes shall be due and payable.  The Restated Notes are convertible, in whole or in part, at any time at the election of the Noteholders, into shares of the Company’s Series B Convertible Preferred Stock at the rate of $2.40 per share.  In the event, on or before July 5, 2011, the Company makes any payments of principal or accrued interest on the Restated Notes, then simultaneously with the making of such payment a portion of the remaining principal and accrued and unpaid interest on the Restated Notes in an amount equal to the amount of such payment shall automatically convert into shares of the Company’s Series B Convertible Preferred Stock at the rate of $2.40 per share.  In the event that (i) the closing price of the Company’s Common Stock equals or exceeds $0.72 per share for 20 consecutive trading days and (ii) the daily average trading volume of the Company’s Common Stock exceeds 30,000 shares for 20 consecutive trading days, then the entire principal amount of the Restated Notes then outstanding, plus all accrued and unpaid interest thereon, shall automatically convert into shares of the Company’s Series B Convertible Preferred Stock at the rate of $2.40 per share.

On February 25, 2011 the Company entered into Note Extension and Amendment Agreements with the holders of the Bridge Notes as detailed in Note 4.  These Notes, as amended (the “Amended Notes”) bear interest at the rate of 10% per annum.  The Amended Notes are convertible into shares of the Company’s Series B Convertible Preferred Stock at the rate of $2.40 per share at any time at the election of the Noteholders.  In the event, prior to the maturity date of the Amended Notes, we pay in full the Restated Notes as detailed above, then the Amended Notes shall automatically convert into shares of the Company’s Series B Convertible Preferred Stock at the rate of $2.40 per share.  In the event that (i) the closing price of the Company’s Common Stock equals or exceeds $0.72 per share for 20 consecutive trading days and (ii) the daily average trading volume of the Company’s Common Stock exceeds 30,000 shares for 20 consecutive trading days, then the entire principal amount of the Amended Notes, plus all accrued and unpaid interest, shall automatically convert into shares of the Company’s Series B Convertible Preferred Stock at the rate of $2.40 per share.  Upon conversion of all or any portion of the Amended Notes, the Company will issue five-year warrants for the purchase, at an exercise price of $0.30 per share, of that number of shares of the Company’s Common Stock determined by dividing (i) 200% of the amount of principal and interest so converted by (ii) $0.30 (the “Warrants”).  The Amended Notes contain other conventional terms, including events of default upon the occurrence of which the Restated Notes become immediately due and payable.

In March 2011, an investor of the Company converted 100,000 shares of the Company’s Series B Convertible Preferred Stock into 1 million shares of Common Stock.

On March 25, 2011, the Company was notified by the U.S. Internal Revenue Service that it had accepted the Company’s Offer in Compromise with respect to its tax liabilities relating to (i) employee tax withholding for all periods commencing with the quarter ended September 30, 2005 and continuing through September 30, 2009 and (ii) federal unemployment taxes (FUTA) for the years 2005 through 2008.  Pursuant to the Offer in Compromise, it has agreed to satisfy its delinquent tax liabilities by paying a total of $2,134,636 (representing the aggregate amount of tax due, without interest or penalties).  During the pendency of the IRS review of the Offer in Compromise the Company has made interim payments totaling $1,335,000; a balance of $799,636 remains to be paid in monthly installments of $89,000 each through December 2011.  In connection with the Offer in Compromise, the Company has agreed that any net operating losses sustained for the years ending December 31, 2010 through December 31, 2012 will not be claimed as deductions under the provisions of Section 172 of the Internal Revenue Code except to the extent that such net operating losses exceed the amount of interest and penalties abated.  The IRS acceptance of the Offer in Compromise is conditioned, among other things, on the Company filing and paying all required taxes for five tax years commencing on the date of the IRS acceptance.